UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________________

SCHEDULE 14A

______________________________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

LOGIQ, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

LOGIQ, INC.
85 Broad Street, 16-079
New York, New York 10004

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on December 20, 2021

NOTICE IS HEREBY GIVEN that a special meeting of the stockholders (the “Meeting”) of Logiq, Inc., a Delaware corporation (the “Company,” “we” or “us”), will be held on December 20, 2021, at 11:00 a.m. Eastern Standard Time. Given the circumstances arising from the ongoing coronavirus (“COVID-19”) pandemic, we have adopted a completely virtual format for our Meeting to provide a healthy, consistent, and convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Meeting via the Internet at www.virtualshareholdermeeting.com/Logiq2021SM. You may also attend the Meeting by proxy, and may submit questions ahead of the Meeting through the designated website. For further information about the virtual Meeting, please see the Questions and Answers about the Meeting beginning on page 3 of the accompanying Proxy Statement. We expect to resume stockholder meetings in person in the future. The purpose of the Meeting is as follows:

(1)    To elect eight (8) directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation, or removal;

(2)    To authorize and approve that the Company’s current Certificate of Incorporation, as amended to date (the “Existing Certificate”), be amended, restated, and replaced in its entirety by the First Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit A (the “Restated Certificate”), which shall include, among other things, the authorization of blank check preferred stock;

(3)    To authorize and approve that the Company’s current Bylaws, as amended to date (the “Current Bylaws”), be amended, restated, and replaced in their entirety by the First Amended and Restated Bylaws in the form attached hereto as Exhibit B (the “Amended and Restated Bylaws”);

(4)    To approve the Company’s Second Amended and Restated 2020 Equity Incentive Plan (the “Plan”), in the form attached hereto as Exhibit C;

(5)    To ratify the appointment of Centurion ZD CPA & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

(6)    To approve, on a non-binding advisory basis, named executive officer compensation;

(7)    To approve, on a non-binding advisory basis, the frequency of the stockholder advisory vote to approve named executive officer compensation; and

(8)    To consider and act upon such other business as may properly be brought before the Meeting or any adjournments or postponement thereof by or at the direction of our Board of Directors.

The close of business on October 25, 2021 has been fixed as the record date for determining stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponement thereof. For at least ten days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting will be open to any stockholder’s examination during ordinary business hours at our principal executive offices located at: 85 Broad Street, 16-079, New York, New York 10004, (808) 829-1057.

Our Board of Directors has carefully reviewed and considered the foregoing proposals, and has concluded that each proposal is in the best interests of the Company and its stockholders. Therefore, our Board of Directors has approved each proposal and recommends that you vote FOR each of the director nominees identified in Proposal 1, FOR each of the Proposals 2 through 6, and for THREE YEARS on Proposal 7.

Your vote is important no matter how large or small your holdings in the Company may be. If you do not expect to be present at the Meeting virtually, you are urged to promptly complete, date, sign, and return the proxy card. If you hold your shares beneficially in street name through a nominee, you should follow the instructions you receive from your nominee to vote these shares. Please review the instructions on each of your voting options described in the enclosed Proxy Statement as well as in the Notice of Internet Availability of Proxy Materials you received in the mail. This will not limit your right to virtually attend or vote at the Meeting. You may revoke your proxy at any time before it has been voted at the Meeting.

The Notice of Internet Availability of Proxy Materials also contains instructions on how to access the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2020, both of which will be available online at www.proxyvote.com on or about November 5, 2021, and are available on our website at https://www.logiq.com/ir/sec-filings/.

By Order of the Board of Directors
/s/ Brent Suen
Brent Suen President and Executive Chairman

New York, NY

November 5, 2021

I M P O R T A N T

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING VIRTUALLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. PLEASE REVIEW THE INSTRUCTIONS ON EACH OF YOUR VOTING OPTIONS DESCRIBED IN THE ENCLOSED PROXY STATEMENT AS WELL AS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE VIRTUALLY IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT INTERMEDIARY. A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY AS OF THE RECORD DATE MUST BE REPRESENTED AT THE MEETING, EITHER VIRTUALLY OR BY PROXY, TO CONSTITUTE A QUORUM.

LOGIQ, INC.

85 Broad Street, 16-079

New York, New York 10004

(808) 829-1057

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

To Be Held on December 20, 2021 at 11:00 a.m. Eastern Standard Time

GENERAL INFORMATION

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Logiq, Inc., a Delaware corporation (the “Company,” “Logiq,” “we” or “us”), for use at the special meeting of stockholders (the “Meeting”) of the Company, to be held on December 20, 2021, at 11:00 a.m. Eastern Standard Time. Given the circumstances arising from the ongoing coronavirus (“COVID-19”) pandemic, we have adopted a completely virtual format for our Meeting to provide a healthy, consistent, and convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Meeting via the Internet at www.virtualshareholdermeeting.com/LGIQ2021SM. You may also attend the Meeting by proxy, and may submit questions ahead of the Meeting through the designated website. For further information about the virtual Meeting, please see the Questions and Answers about the Meeting beginning on page 3 of this Proxy Statement. We expect to resume stockholder meetings in person in the future. This Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”), and the enclosed proxy card will be made available to our stockholders on or about November 5, 2021.

Only stockholders of record at the close of business on October 25, 2021 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, 26,310,757 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), were issued and outstanding. At the close of business on the Record Date, outstanding shares of our Common Stock were held by more than 566 stockholders of record. Shares cannot be voted at the Meeting unless the holder thereof is present or represented by proxy. The presence, virtually or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock of the Company as of the Record Date will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof.

Our Board has selected Brent Suen and Tom Furukawa to serve as the holders of proxies for the Meeting. The shares of Common Stock represented by each executed and returned proxy will be voted by Mr. Suen and/or Mr. Furukawa in accordance with the directions indicated on the proxy. If you sign your proxy card without giving specific instructions, Mr. Suen and/or Mr. Furukawa will vote your shares “FOR” each of the director nominees identified in Proposal 1, “FOR” each of the Proposals 2 through 6, and for “THREE YEARS” on Proposal 7 at the Meeting. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that may be properly presented for action at the Meeting; we currently know of no other business to be presented.

Any proxy given may be revoked by the person giving it at any time before it is voted at the Meeting. If you have not voted through your broker, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card, but it must bear a later date than your original proxy card. Third, you may vote virtually at the Meeting. However, your attendance at the Meeting will not, by itself, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change your vote. Your last submitted proxy will be the proxy that is counted. Please note that dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.

We will provide copies of this Proxy Statement, our Annual Report, and accompanying materials to brokerage firms, fiduciaries, and custodians for forwarding to beneficial owners and will reimburse these persons for their costs of forwarding these materials. Our directors, officers, and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION
AND VOTING AT THE MEETING

Q.     When is the Meeting?

A.     December 20, 2021, at 11:00 a.m. Eastern Standard Time.

Q.     Where will the Meeting be held?

A.     Given the circumstances arising from the ongoing COVID-19 pandemic, we have adopted a completely virtual format for our Meeting to provide a healthy, consistent, and convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Meeting via the Internet at www.virtualshareholdermeeting.com/LGIQ2021SM.

Q.     Why am I receiving these Proxy Materials?

A.     As permitted by rules adopted by the Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement and our Annual Report available to our stockholders electronically via the Internet. The Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our Annual Report and how to vote via the Internet, by phone, or by mail are first being mailed to all stockholders of record entitled to vote at the Meeting on or about November 5, 2021. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the Proxy Materials, unless specifically requested. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of the Proxy Materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. We sent you the Notice of Internet Availability of Proxy Materials because the Board is soliciting your proxy to vote at the Meeting. You are invited to virtually attend the 2021 Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may follow the instructions on the Notice of Internet Availability of Proxy Materials to vote by Internet, by phone or by mail.

Q.     Who is entitled to vote at the Meeting?

A.     Only stockholders who owned shares of our Common Stock at the close of business on the Record Date are entitled to notice of the Meeting and to vote at the Meeting, and at any postponements or adjournments thereof. At the close of business on the Record Date, 26,310,757 shares of the Company’s Common Stock were issued and outstanding. At the close of business on the Record Date, outstanding shares of our Common Stock were held by more than 566 stockholders of record.

         For each share of Common Stock held as of the Record Date, the holder is entitled to one vote on each proposal to be voted on. As such, holders of Common Stock are entitled to a total of 26,310,757 votes.

Q.     How many shares must be present to conduct business?

A.     The presence at the Meeting, virtually or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding as of the close of business on the Record Date will constitute a quorum. A quorum is required to conduct business at the Meeting and any adjournment or postponement thereof.

Q.     What will be voted on at the Meeting?

A.     The following chart sets forth the proposals scheduled for a vote at the Meeting and the vote required for such proposals to be approved:

Proposal	Votes Required	Voting Options	Board Recommendation

Proposal 1:    To elect eight directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation, or removal.

The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative (“FOR”) votes (among votes properly cast virtually or by proxy) will be elected as directors.

Only votes “FOR” will affect the outcome. Withheld votes and broker non-votes will not affect the outcome of the vote on this proposal.

		“FOR ALL”; or “WITHHOLD ALL”; or “FOR ALL EXCEPT”	“FOR” each of the nominees

Proposal 2:    To authorize and approve that the Company’s current Certificate of Incorporation, as amended to date, be amended, restated, and replaced in its entirety by the First Amended and Restated Certificate of Incorporation, in the form attached hereto as Exhibit A, which shall include, among other things, the authorization of blank check preferred stock.

The affirmative (“FOR”) vote of the holders of a majority of the outstanding shares.

Abstentions and broker non-votes are not counted in determining the number of shares voted for or against this proposal. However, abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote “against” this proposal.

		“FOR”; or “AGAINST”; or “ABSTAIN”	“FOR”

Proposal 3:    To authorize and approve that the Company’s current Bylaws, as amended to date, be amended, restated, and replaced in their entirety by the First Amended and Restated Bylaws, in the form attached hereto as Exhibit B.

The affirmative (“FOR”) vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter.

Broker non-votes will be excluded from the vote and will have no effect on the outcome of this proposal. Abstentions are not counted in determining the number of shares voted for or against this proposal; however, abstentions will be counted as entitled to vote and will, therefore, have the same effect as a vote “against” this proposal.

		“FOR”; or “AGAINST”; or “ABSTAIN”	“FOR”

Proposal	Votes Required	Voting Options	Board Recommendation
Proposal 4: To approve the Company’s Second Amended and Restated 2020 Equity Incentive Plan, in the form attached hereto as Exhibit C.

The affirmative (“FOR”) vote of a majority of shares present in person or represented by proxy at the Meeting.

Abstentions and broker non-votes are not counted in determining the number of shares voted for or against this proposal. However, abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote “against” this proposal.

		“FOR”; or “AGAINST”; or “ABSTAIN”	“FOR”
Proposal 5: To ratify the appointment of Centurion ZD CPA & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

The affirmative (“FOR”) vote of a majority of shares present in person or represented by proxy at the Meeting.

Abstentions and broker non-votes are not counted in determining the number of shares voted for or against this proposal. Because we believe that Proposal 5 is considered a routine matter under applicable rules, we do not expect to receive any broker non-votes for this Proposal. However, abstentions and broker non-votes, if any, will be counted as entitled to vote and will, therefore, have the same effect as a vote “against” this proposal.

		“FOR”; or “AGAINST”; or “ABSTAIN”	“FOR”
Proposal 6: To approve, on a non-binding advisory basis, named executive officer compensation.

The affirmative (“FOR”) vote of a majority of shares present in person or represented by proxy at the Meeting.

Abstentions and broker non-votes are not counted in determining the number of shares voted for or against this proposal. However, abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote “against” this proposal. This is an advisory vote and, therefore, is not binding.

		“FOR”; or “AGAINST”; or “ABSTAIN”	“FOR”

Proposal	Votes Required	Voting Options	Board Recommendation
Proposal 7: To approve, on a non-binding advisory basis, the frequency of the stockholder advisory vote to approve named executive officer compensation.

The vote of a majority of shares present in person or represented by proxy at the Meeting on the frequency (one, two, or three years) of advisory vote on named executive officer compensation. If none of the alternatives (one, two, or three years) receives a majority of shares present in person or represented by proxy at the Meeting, the Board will consider the highest number of votes cast by stockholders to be the frequency that has been selected by stockholders on an advisory basis.

Abstentions and broker non-votes are not counted in determining the number of shares voted for or against this proposal, and will have no effect on the outcome of this vote. This is an advisory vote and, therefore, is not binding.

		“ONE YEAR”; or “TWO YEARS”; or “THREE YEARS”; or “ABSTAIN”	“THREE YEARS”

Q.     What shares can I vote at the Meeting?

A.     You may vote all of the shares of Company Common Stock owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner through a broker, trustee, or other nominee such as a bank.

Q.     What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.     Some of our stockholders may hold shares of our Common Stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record.    If your shares are registered directly in your name with our transfer agent, you are considered to be, with respect to those shares, the stockholder of record, and the Notice of Internet Availability of Proxy Materials was sent directly to you. As the stockholder of record, you have the right to vote virtually at the Meeting and to vote by proxy. Whether or not you plan to attend the Meeting, we urge you to vote by Internet, by phone or by mail to ensure your vote is counted. You may still attend the Meeting and vote virtually if you have already voted by proxy.

Beneficial Owner.    If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these Proxy Materials, together with a voting instruction card, are being forwarded to you from that organization. As the beneficial owner, you have the right to direct your broker, trustee, or nominee how to vote on your behalf and are also invited to attend the Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares virtually at the Meeting unless you obtain a “legal proxy” from the broker, trustee, or nominee that holds your shares, giving you the right to vote the shares at the Meeting. If this applies to you, your broker, trustee, or nominee will have enclosed or provided voting instructions for you to use in directing the broker, trustee, or nominee how to vote your shares.

Q.     How can I vote my shares without attending the Meeting?

A.     Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting. If you are a stockholder of record, you may vote by proxy by Internet, by phone or by mail by following the instructions provided on the Notice of Internet Availability of Proxy Materials. To vote using the proxy card, you must request a paper copy of the Proxy Materials by following the instructions available on the Notice of Internet Availability of Proxy Materials and then simply complete, sign, and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Meeting, we will vote your shares as you direct. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, trustee, or nominee, by using the proxy card provided by the broker, trustee, or nominee and mailing them in the envelope provided by such person.

Q.     How can I vote my shares virtually at the Meeting?

A.     Stockholders who attend the virtual Meeting should follow the instructions at www.virtualshareholdermeeting.com/LGIQ2021SM to vote or submit questions during the Meeting. Voting online during the Meeting will replace any previous votes, and the online polls will close at approximately 11:15 a.m. Eastern Standard Time on December 20, 2021. Record holders who received a copy of this Proxy Statement and accompanying proxy card in the mail can vote by filling out the proxy card, signing it, and returning it in the postage paid return envelope. Record holders can also vote by telephone at 1 (800) 690-6903 or by Internet at www.proxyvote.com. Voting instructions are provided on the proxy card. If you hold shares in street name, you must vote by giving instructions to your bank, broker, or other nominee. You should follow the voting instructions on the form that you receive from your bank, broker, or other nominee.

Q.     How do I attend the virtual Meeting?

A.     You may attend the Meeting online, including to vote and/or submit questions during the Meeting by logging in at www.virtualshareholdermeeting.com/LGIQ2021SM. The Meeting will begin at approximately 11:00 a.m. Eastern Standard Time, with log-in beginning at 10:45 a.m. on December 20, 2021.

Q.     How do I gain admission to the virtual Meeting?

A.     You are entitled to participate in the virtual Meeting only if you were a stockholder of record who owned shares of Company Common Stock at the close of business on October 25, 2021, the Record Date. To attend online and participate in the Meeting, stockholders of record will need to use the control number included on their Notice of Internet Availability of Proxy Materials or proxy card to log into www.virtualshareholdermeeting.com/LGIQ2021SM; beneficial owners who do not have a control number may gain access to the Meeting by logging into their brokerage firm’s website and selecting the stockholder communication mailbox to link through to the virtual Meeting. Instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee.

We encourage you to access the Meeting prior to start time. Please allow time for online check-in, which will begin at 10:45 a.m. Eastern Standard Time. If you have difficulties during the check-in time or during the Meeting, please call technical support at 1 (844) 986-0822 for U.S. based stockholders or 1 (303) 562-9302 for international based stockholders.

Stockholders have multiple opportunities to submit questions to the Company for the Meeting. Stockholders who wish to submit a question may do so in the question tab of the webcast online during the Meeting at www.virtualshareholdermeeting.com/LGIQ2021SM.

Q.     How are votes counted?

A.     If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” each of the director nominees identified in Proposal 1, “FOR” each of Proposals 2 through 6, and for “THREE YEARS” on Proposal 7, and in the discretion of the proxy holder on any other matters that properly come before the Meeting).

Q.     What is a “broker non-vote”?

A.     A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange (NYSE), “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of stockholders, such as mergers, dissolutions, or stockholder proposals. The shares that cannot be voted by brokers and other nominees on non-routine matters but are represented at the Meeting will be deemed present at our Meeting for purposes of determining whether the necessary quorum exists to proceed with the Meeting, but will not be considered entitled to vote on the non-routine proposals.

We believe that under applicable rules, Proposal 5 is considered a routine matter for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners. Accordingly, we do not expect to receive any broker non-votes with respect to Proposal 5.

We believe that Proposal 1, Proposal 2, Proposal 3, Proposal 4, Proposal 6 and Proposal 7 are considered non-routine matters under applicable rules. Accordingly, brokers or other nominees cannot vote on these proposals without instructions from beneficial owners. Pursuant to our Current Bylaws, with regard to Proposal 2, Proposal 4 and Proposal 6, broker non-votes will not be voted in favor of such proposal and will have the same effect as a vote “AGAINST” the such proposals. Pursuant to our Current Bylaws, with regard to Proposal 1, Proposal 3 and Proposal 7, broker non-votes will be excluded from the vote and will have no effect on the outcome of such proposal.

Q.     How are abstentions counted?

A.     If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes with respect to a proposal, but they will not be voted on any matter at the Meeting.

         With regard to Proposal 1, votes may be cast in favor of a director nominee or withheld. Because directors are elected by plurality, abstentions will be entirely excluded from the vote and will have no effect on its outcome.

         With regard to Proposal 2, Proposal 3, Proposal 4, Proposal 5, and Proposal 6, abstentions will not be voted in favor of such proposal and will have the same effect as a vote “AGAINST” such proposals.

Q.     are dissenters’ rights available with respect to any of the proposals?

A.     Dissenters’ rights are not available with respect to any of the proposals to be voted on at the Meeting.

Q.     What should I do if I receive more than one Notice of Internet Availability of Proxy Materials?

A.     If you receive more than one Notice of Internet Availability of Proxy Materials, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice of Internet Availability of Proxy Materials to ensure that all of your shares are voted.

Q.     Can I change my mind after I return my proxy?

A.     Yes. You may change your vote at any time before your proxy is voted at the Meeting. If you are a stockholder of record, you can do this by giving written notice to the Company’s Secretary, by submitting another proxy with a later date, or by attending the Meeting and voting virtually. If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker, or other nominee regarding that entity’s procedures for revoking your voting instructions.

Q.     Who is soliciting my vote and who is paying the costs?

A.     Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing, and mailing of the Notice of Internet Availability of Proxy Materials, this Proxy Statement and our Annual Report, as applicable.

Q.     How can I find out the results of the voting?

A.     We intend to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K within four business days following the Meeting.

Q.     Whom should I contact if I have questions?

A.     If you have any additional questions about the Meeting or the proposals presented in this Proxy Statement, you should contact the following person at our principal executive office as follows:

Brent Suen

85 Broad Street, 16-079

New York, NY 10004

(808) 829-1057

Email: contact@logiq.com

PROPOSAL 1

ELECTION OF DIRECTORS

Nomination of Directors

The Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”) is charged with making recommendations to the Board regarding candidates for directorship, and the structure and composition of the Company’s Board of Directors and committees of the Board of Directors. The Nominating Committee’s goal is to assemble a board of directors with the skills and characteristics that, taken as a whole, will assure a strong board of directors with experience and expertise in all aspects of corporate governance. Accordingly, the Nominating Committee believes that candidates for director should have certain minimum qualifications, including personal integrity, strength of character, an inquiring and independent mind, practical wisdom, and mature judgment. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating Committee takes into account many factors, including the following:

•        Personal and professional integrity, ethics and values;

•        Experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

•        Experience as a board member or executive officer of another publicly-held company;

•        Strong finance experience;

•        Diversity of expertise and experience in substantive matters pertaining to our business relative to other Board members;

•        Diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience;

•        Experience relevant to our business industry and with relevant social policy concerns; and

•        Relevant academic expertise or other proficiency in an area of our business operations.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it deems to be in the Company’s and its stockholders’ best interests. The Nominating Committee does, however, believe it appropriate for at least one member of the Board to meet the criteria for an “audit committee financial expert,” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of an “independent director” under NASDAQ listing standards.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, but the Nominating Committee at all times seeks to balance the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, the Nominating Committee’s policy is to not re-nominate that member for re-election. The Nominating Committee identifies the desired skills and experience of a new nominee, and then uses its network and external resources to solicit and compile a list of eligible candidates.

We do not have a formal policy concerning stockholder recommendations of nominees for director to the Nominating Committee as, to-date, we have not received any recommendations from stockholders requesting the Nominating Committee to consider a candidate for inclusion among the Nominating Committee’s slate of nominees in our proxy statement. The absence of such a policy does not mean, however, that such recommendations will not be considered. Stockholders wishing to recommend a candidate may do so by sending a written notice to the Nominating Committee, Attn: Chairman, Logiq, Inc. 85 Broad Street, 16-079 New York, NY 10004, naming the proposed candidate and providing detailed biographical and contact information for such proposed candidate.

There are no arrangements or understandings between any of our directors, nominees for directors or officers, and any other person pursuant to which any director, nominee for director, or officer was or is to be selected as a director, nominee or officer, as applicable. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director, officer, affiliate, or owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries, and none of such persons has a material interest adverse to the Company or any of its subsidiaries. Other than as disclosed below, during the last five years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

The Nominating Committee has recommended, and the Board has nominated, Brent Suen, Lionel Choong, John MacNeil, Matthew Burlage, Joshua Jacobs, Brett Lay, Ross O’Brien, and Lea Hickman as nominees for election as members of our Board at the Meeting for a period of one year or until such director’s successor is elected and qualified or until such director’s earlier death, resignation, or removal. Each of the nominees is currently a director of the Company. At the Meeting, eight directors will be elected to the Board.

Name	Age	Positions and Offices Held
Brent Suen	54	President, Executive Chairman and Director
Lionel Choong	59	Chief Financial Officer and Director
John MacNeil	59	Chief of Staff and Director
Matthew Burlage	57	Independent Director
Joshua Jacobs	50	Independent Director
Brett Lay	58	Independent Director
Ross O’Brien	54	Independent Director
Lea Hickman	53	Independent Director

Brent Suen, age 54, President, Chairman, Principal Financial Officer and Director

Brent Suen has been President of the Company since November 19, 2014, and a director of the Company since November 19, 2014. Mr. Suen has 33 years of experience in the investment banking industry. He began his career in merger arbitrage at Bear Stearns in 1988, at the age of 20, as the firms’ youngest hire. In 1993, he founded Axis Trading Corp., one of the first online platforms for stock trading and subsequently sold it to a division of Softbank in 1996. In 1997, he co-founded Elevation Capital, which invested in and advised Silicon Valley based companies on IPO’s, mergers and acquisitions, strategic partnerships and fund raising. In 2003, Brent moved to Hong Kong and China where he established Bay2Peak S.A. Bay2Peak has invested in and advised over fifty companies, which include Internet, software, renewable energy and life science companies. From 2006 to 2008, he also advised IRG TMT Asia Fund on private and public investments. In 2012, Brent served as advisor to McLarty Group and Citibank Venture Capital on a sale/leaseback program valued at $160 million leading to the eventual sale of the company for $630 million. For the past six years, Brent led the start-up and management of Empirica S.A., a security/intelligence and frontier markets focused advisory firm operating in Asia, the Middle East, Africa and Central Asia.

Mr. Suen holds a BA degree in Marketing from the University of Arkansas at Little Rock.

Based on Mr. Suen’s work experience and education, the Board believes that he is qualified to serve as executive chairman, director and Principal Financial Officer.

Lionel Choong, age 59, Chief Financial Officer, Director

Lionel Choong has been Chief Financial Officer since July 17, 2015, and is a current member of our Board. Since May 11, 2018, Mr. Choong has served as the audit committee chairman and independent non-executive director of Moxian Inc (NASD: MOXC). Previously, Mr. Choong was the Vice Chairman, audit committee chairman and an independent non-executive director of Emerson Radio Corp. (NYSE: MSN) from November 2013 to June 2017. Mr. Choong was acting Chief Financial Officer of Global Regency Ltd. between April 2009 and June 2015, and remains as a consultant thereafter. Mr. Choong is a director and consultant for Willsing Company Ltd., a position he has held since August 2004 and Board Advisor to Really Sports Co., Ltd., a position he has held since June 2013. From June 2008 to May 2011, Mr. Choong was acting Chief Financial Officer of Sinobiomed, Inc. (predecessor company of Logiq, Inc.). Mr. Choong has a wide range of experience in a variety of senior financial positions with companies in

China, Hong Kong SAR, and London, UK. His experience encompasses building businesses, restructuring insolvency, corporate finance, and initial public offerings in a number of vertical markets, including branded apparel, consumer and lifestyle, consumer products, pharmaceuticals, and logistics.

Mr. Choong is a fellow member and holds a corporate finance diploma from the Institute of Chartered Accountants in England and Wales. He is also a CPA and practicing member of the Hong Kong Institute of Certified Public Accountants and a member of the Hong Kong Securities Institute. Mr. Choong holds a Bachelor of Arts in Accountancy from London Guildhall University, UK, and a Master of Business Administration from the Hong Kong University of Science and Technology and the Kellogg School of Management at Northwestern University in the U.S.

Based on Mr. Choong’s work experience, previous directorships, and education, the Board believes that he is qualified to serve as a director and Chief Financial Officer with overall review of all financial matters of the Company.

John MacNeil, age 59, Chief of Staff, Director

Mr. MacNeil has served as the Company’s Chief of Staff since 2020, and was appointed as director of the Company on September 1, 2020. Mr. MacNeil has more than 30 years of experience in the financial services and technology industries. He has advised technology, financial technology and renewable energy companies on strategic relationships, financial forecasting, investor relations and capital formation. He previously served as a portfolio manager for technology funds at Schroders Investment Management. Mr. MacNeil holds a Bachelor of Electrical Engineering from University of Connecticut and MBA from Columbia Business School.

Based on Mr. MacNeil’s work experience and education, the Board believes that he is qualified to serve as a director and Chief of Staff of the Company.

Joshua Jacobs, age 50, Independent Director

Mr. Jacobs was appointed as an independent, non-executive director of the Company on September 30, 2020. Mr. Jacobs, a pioneer in the programmatic media-buying industry, has led innovative technology companies on a global scale. Mr. Jacobs recently served in various leadership positions, including president, and as a director of Maven, Inc. (OTC: MVEN), a media platform for digital publishers. Built through acquisitions, Mr. Jacobs co-led the fundraising, acquisition and integration of four media companies (including Sports Illustrated and Jim Cramer’s TheStreet.com) over a three year period of time. Under his leadership, Maven grew from a pre-product/pre-revenue startup, to a market leading platform serving over 110 million readers monthly.

Prior to Maven, Mr. Jacobs was the Global CEO of Accuen, an Omnicom agency, and a president of Omnicom Media Group. Mr. Jacobs grew Accuen from a single office in Chicago, to a global powerhouse with employees in over 65 countries.

Mr. Jacobs has held senior global executive roles in market leading technology companies including:

•        President of Services at Kik Interactive where Mr. Jacobs lead the team creating a developer and partner ecosystem, powered by one of the world’s leading chat and messaging platforms.

•        SVP of Advertising Products and Global Marketing at Glam Media (Mode Media) where Mr. Jacobs oversaw all aspects of brand advertising, applications and ad partners as well as the Glam Publisher Network of 1,400 sites. He was also responsible for Glam Media’s global marketing, including brand and agency marketing, corporate communications and research.

•        VP and General Manager of Marketing Technology at Yahoo! where he was responsible for driving Yahoo!’s advertising technology and publisher network display partnership strategy as well as driving the business operations supporting the company’s advertising platform business, as General Manager of the RightMedia Exchange.

Mr. Jacobs has also led multiple early stage companies through the creation of their initial products, fundraising, and scaling of operations including roles as President of X1, an Idealab company and Co-founder of small business publishing platform Bigstep.com. Mr. Jacobs continues to support the startup ecosystem as a board member, investor and advisor to numerous technology and media startups. In addition to Logiq, Mr. Jacobs sits on the board of Resonant (NASD: RESN).

Based on Mr. Jacobs’ work experience and education, the Board believes that he is qualified to serve as a director of the Company.

Matthew Burlage, age 57, Independent Director

Matthew Burlage is an independent, non-executive director of the Company, a position that he has held since September 1, 2015. Mr. Burlage has spent the last three decades involved in financing and advising Asia’s leading corporations, government enterprises and financial institutions and has been involved in some of the most ground-breaking transactions in Asia, particularly in the telecom, media, technology and internet (TMTI) sectors. Recently, Mr. Burlage has focused on developing ESG compliant relationships and clients in the energy renewables, food/agriculture technology and financial technology sectors.

In 2000, Mr. Burlage co-founded IRG, a boutique financial advisory and investment firm focused on the core growth sectors in Asia. He advises Asian and global corporates, private equity funds, hedge funds and sovereign wealth funds on a range of transactions including mergers, acquisitions, corporate restructurings, and debt capital and equity capital financings. He is also responsible for the firm’s investment strategy and management of its proprietary capital. Before co-founding IRG, Mr. Burlage was a Managing Director and Head of Industry Groups at Lehman Brothers in Hong Kong, where he created the first and largest dedicated TMT industry group at an investment bank in Asia in the early 1990s.

Mr. Burlage holds an MBA from Harvard Business School and a Bachelor of Arts from Yale University. Mr. Burlage also attended the Japanese Language Institute of Sophia University.

Based on Mr. Burlage’s work experience and education, the Board believes that he is qualified to serve as an independent director of the Company.

Ross O’Brien, age 54, Independent Director

Ross O’Brien is an independent, non-executive director of the Company, a position that he has held since October 29, 2015. Mr. O’Brien is a telecommunications analyst and market entry consultant who focuses on Asia’s digital economies. He has been based in Hong Kong for over two decades, and has also lived and worked in Indonesia, Singapore, China, Vietnam, and Bangladesh. Mr. O’Brien runs the technology practice of B2B consultancy Intercedent Asia, where he focuses on market entry strategies for telecoms and IT companies, in managed services and wireless solutions. Mr. O’Brien is also a Senior Contributing Editor at the MIT Technology Review’s Insight program. Previously, Mr. O’Brien served as an analyst and consultant with Pyramid Research, Ovum (now Omdia) and Strategic Intelligence, and a consultant at AT&T Solutions. For many years, he ran the Hong Kong program of the Economist Newspaper’s senior executive advisory program, the Economist Corporate Network.

Mr. O’Brien holds an AB from Dartmouth College (Hanover, NH), and an MBA from the Haas School of Business (University of California at Berkeley). He is conversant and literate in Mandarin and Indonesian.

Based on Mr. O’Brien’s work experience and education, the Board believes that he is well qualified to serve as an independent director of the Company.

Brett Lay, age 58, Independent Director

Brett Lay is an independent, non-executive director of the Company, a position that he has held since February 10, 2016. Mr. Lay is currently the CEO for Gateway Network Connections/Asia Connectivity Elements, in addition to CEO HMB IX. Gateway Network Connections is a partnership with GTA in Guam for a newly constructed data center serving the Guam market, while HMB IX is a data center in Hermosa Beach California serving independent undersea cable owners’ termination equipment. Previously, Mr. Lay served as Chief Financial Officer of Pacnet Limited, AsiaNetcom, and Pacific Internet from February 2007 to April 2015. Mr. Lay is a seasoned, successful business executive with over 30 years of operating experience, including over 15 years as a Chief Financial Officer for both private and public companies. He has over two decades years of work experience in Asia while residing in Singapore and Hong Kong. He was an active member of the board of directors for joint ventures in China, India, South Korea, and Philippines.

Brett has his Masters of Science Finance and Masters of Science Management, from the University of Colorado, Denver.

Based on Mr. Lay’s work experience, previous directorships, and education, the Board believes that he is well qualified to serve as an independent director of the Company.

Lea Hickman, age 53, Independent Director

Lea Hickman is an independent, non-executive director of the Company, a position that she has held since January 6, 2021. For over 30 years, Ms. Hickman has been leading product teams to deliver world class products used by millions of people. Starting her career at IBM where she was building applications for Fortune 500 companies, she went on to lead product teams at Netscape, Macromedia, Adobe and InVision.

Her work in technology evangelism, partnerships, product marketing and product management give her insights on how product can drive the entire business. At Macromedia she worked directly for the President of Products and the CTO on the New Business Opportunity team responsible for new products and businesses that leveraged the Flash Player. At Adobe, Ms. Hickman led Product Management for all of the Design, Web and Interactive tools including Dreamweaver, Flash, Indesign and Illustrator. Ms. Hickman was responsible for the product vision and strategy of the Creative Cloud, working with hundreds of colleagues across Adobe to transform Adobe from boxed software to one of the most successful SaaS services in the industry. After her work on the Creative Cloud, Ms. Hickman went on to manage the consumer business at Adobe where she had responsibility for all marketing, product and engineering.

After Adobe, Ms. Hickman lead product at InVision, a startup focused on design collaboration where she built and designed best practices for the product team. In 2017, she joined Silicon Valley Product Group as a Partner where she helps product organizations build products that customers love.

Ms. Hickman has deep passion for product and mentoring product teams, regardless of where they are in their own transformation. She has spoken at numerous conferences and has worked with many Fortune 500 executive teams on this topic.

Ms. Hickman is a graduate of Lehigh University with a B.A. in Sociology (1989) and of the Stanford University Executive Institute (2000).

Based on Ms. Hickman’s work experience and education, the Board believes that she is qualified to serve as a director of the Company.

Vote Required and Recommendation of the Board

Directors are elected by plurality of the votes cast at the Meeting by the holders of shares present virtually or represented by proxy and entitled to vote on the election of the directors. If a quorum is present and voting at the Meeting, the eight nominees receiving the highest number of “FOR” votes will be elected. Shares represented by executed proxies will be voted for which no contrary instruction is given, if authority to do so is not withheld, “FOR” the election of each of the nominees named above.

Votes withheld from any nominee and broker non-votes will be counted only for purposes of determining a quorum. Broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES UNDER PROPOSAL 1

PROPOSAL 2

APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Overview

At the Meeting, holders of our Common Stock will be asked to authorize and approve that the Company’s existing Certificate of Incorporation, as amended to date (the “Existing Certificate”), be amended, restated, and replaced in its entirety by the First Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit A (the “Restated Certificate”), which shall include, among other things, the creation of blank check preferred stock.

Background

We filed our original Certificate of Incorporation with the Secretary of State of the State of Delaware on November 18, 2004, after which we filed numerous amendments thereto with the Secretary of State in order to, amongst other things, effect various name changes, reverse stock splits and adjustments to our authorized capital stock. The vast majority of the material provisions of our original Certificate of Incorporation have not been altered since the initial filing in November 2004.

On October 22, the Board unanimously approved the Restated Certificate, including the authorization of 10,000,000 shares of blank check preferred stock, par value $0.0001 per share (the “Blank Check Preferred”), subject to approval by our stockholders, and directed that the proposal to authorize and approve the Restated Certificate be submitted to our stockholders for their approval at the Meeting.

Reasons to Approve the Restated Certificate

Authorization of Blank Check Preferred Stock

The proposed amendment to the Existing Certificate to authorize the Blank Check Preferred is intended to provide us with the flexibility to take advantage of financing and acquisition opportunities as they arise without the expense and delay of additional stockholders’ meetings, as well as to improve our ability to attract investment capital, as various series of preferred stock may be created and customized to meet the needs of any particular transaction and/or market conditions.

If this Proposal is approved by our stockholders, authorization of the Blank Check Preferred will not have any immediate effect on the rights of our existing stockholders. Although the total number of shares of capital stock authorized for issuance under the Restated Certificate will increase from 250,000,000 shares to 260,000,000 shares to provide for the addition of the Blank Check Preferred, the number of shares of Common Stock authorized for issuance pursuant to the Restated Certificate will remain unchanged.

The effect of the amendment to authorize the Blank Check Preferred would be to grant our Board with the authority to designate one or more series of preferred stock, with such rights, preferences and designations as it deems necessary or advisable, and to issue shares of such preferred stock, without any additional action by our stockholders, unless otherwise required by law. With regard to such proposed Blank Check Preferred, the Board’s authority to determine the terms of any such series of preferred stock would include, but not be limited to: (i) the designation of each class or series and the number of shares that will constitute each such class or series; (ii) the dividend rate, if any, for each class or series; (iii) the price at which, and the terms and conditions on which, the shares of each class or series may be redeemed, if such shares are redeemable; (iv) the terms and conditions, if any, upon which shares of each class or series may be converted into shares of other classes or series of shares of the Company, or other securities; and (v) the voting rights attributable to each class or series. Shares of preferred stock that are issued by us and subsequently redeemed or exchanged for, or converted into, another of our securities would be available to be reissued by us, and the Board may set the terms of the reissued shares as they deem appropriate, in the same manner, and subject to the same limitations, as the authorized preferred shares permit.

If this Proposal is approved by our stockholders, the availability of undesignated Blank Check Preferred may have certain negative effects on the rights of holders of our Common Stock in the future. The actual effect of the issuance of any shares of preferred stock upon the rights of holders of Common Stock cannot be stated until the Board determines the specific rights of the holders of such preferred stock. The proposed amendment will permit the Board, without future stockholder approval, to issue preferred stock with dividend, liquidation, conversion, voting or other rights, which are superior to and could adversely affect the voting power or other rights of the holders of our Common Stock. Specifically, the Board will be in a position to issue securities that would grant to the holders thereof, preferences or priorities over holders of our Common Stock with respect to, among other things, liquidation, dividends and voting. This could result in holders of our Common Stock receiving less in the event of a liquidation, dissolution or other winding up of the Company, reduce the amount of funds, if any, available for dividends on Common Stock, and dilute the voting power of the holders of our Common Stock.

Although at present, we have no plans, arrangements or understandings providing for the designation of a series of preferred stock or the issuance of any shares of preferred stock, the Board may designate one or more series of preferred stock in the future, and we may issue shares of preferred stock for various purposes in the future without further stockholder approval. Reasons for the designation of one or more series of preferred stock and/or the issuance of shares of preferred stock may include, among other things:

•        the sale of shares of preferred stock to raise additional capital;

•        establishment of strategic relationships with other companies and suppliers; and

•        acquisition of other businesses or products.

We are not seeking approval of the proposed authorization of the Blank Check Preferred in anticipation of any specific future transaction or series of transactions. Furthermore, we do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Other Amendments

Because our Existing Certificate has not been amended and restated since its original adoption in 2004, one must review each amendment that has been made in succession in order to fully understand the provisions of our Existing Certificate, which we believe is likely to result in confusion and difficulties understanding the provisions of our Existing Certificate as a whole. One of the primary reasons for adopting the Restated Certificate, other than to authorize the Blank Check Preferred, is to consolidate all prior amendments into one comprehensive certificate in order to avoid any confusion related to interpretation of our Certificate of Incorporation going forward. In addition, the Restated Certificate includes a number of changes to the Existing Certificate that we believe will serve to improve the corporate governance of the Company by providing a certificate of incorporation more appropriate for a publicly reporting company, and will assist us in attracting and retaining officers and directors who will contribute to our ability to provide stockholders with increased value. Furthermore, the Restated Certificate is intended to more closely align our Certificate of Incorporation with relevant Delaware laws and regulations, and to ensure that the provisions set forth therein are consistent with those set forth in our First Amended and Restated Bylaws, which are being presented to stockholders for approval under Proposal 3.

Summary of Amendments to the Existing Certificate

Below is a brief summary of the material ways in which the Restated Certificate, if approved by our stockholders, will modify our Existing Certificate. This summary is qualified in its entirety by reference to the full text of the Restated Certificate, which you are urged to review carefully and are attached as Exhibit A hereto.

Location of Change in Restated Certificate	Summary of Provision	Rationale Supporting Change
Article FOURTH

Increases the aggregate number of shares of capital stock that the Company may issue under its Certificate of Incorporation to an aggregate of 260,000,000 shares, consisting of 250,000,000 shares of Common Stock and 10,000,000 shares of blank check preferred stock.

See the section entitled “Reasons to Approve the Restated Certificate,” above.
Section A of Article FOURTH

Sets forth all of the powers, privileges and rights, and the qualifications, limitations or restrictions thereof with respect to the Company’s Common Stock, including without limitation, the following:

•   Voting:    provides that stockholders are entitled to one vote for each share of Common Stock held (subject to limited exceptions), and prohibits cumulative voting;

•   Dividends:    gives the Board the right to declare dividends; and

•   Liquidation:    provides that upon dissolution or liquidation of the Company, holders of Common Stock will be entitled to receive all assets of the Company available for distribution to its stockholders, subject to any preferential rights of any then outstanding shares of preferred stock.

The Existing Certificate is silent with respect to the powers, privileges and rights, and the qualifications, limitations or restrictions thereof with respect to the Company’s Common Stock. The proposed change is meant to provide clarity to stockholders with respect to the rights they are entitled to as holders of Company Common Stock, as well as to explicitly provide voting protections to holders of any outstanding shares of preferred stock (once issued).

Section B of Article FOURTH

Provides the Board with the right, without stockholder approval, to designate new series of preferred stock with such powers, privileges, rights, and preferences that the Board deems appropriate, and to approve the issuance of shares of preferred stock. Further provides that any such series of preferred stock may differ from those of any series outstanding, and may be superior or rank equally or junior to any other series outstanding.

See the section entitled “Reasons to Approve the Restated Certificate,” above. Further, the proposed change is meant to provide clarity to stockholders with respect to the rights of the Board to designate or approve the issuance of series and shares, respectively, of preferred stock, and how such preferred stock may rank as compared to shares of Company Common Stock.

Location of Change in Restated Certificate	Summary of Provision	Rationale Supporting Change
Article FIFTH

Provides that the Company reserves the right to amend, alter, change or repeal any provision of our Certificate of Incorporation, in any manner permitted by applicable law and/or the Restated Certificate.

The Existing Certificate is silent with respect to this item. The proposed change is meant to provide clarity with respect to the Company’s rights to alter the Company’s Certificate of Incorporation. Stockholders should note that the Company’s right to alter its Certificate of Incorporation is subject, in most cases, to a statutory requirement to obtain stockholder approval of any such changes prior to implementing them. There are limited changes, including, for example, changing the Company’s corporate name, that may be effected by the Company without obtaining stockholder approval.

Article SIXTH

Provides that the Company’s bylaws may by adopted, amended or repealed by either the Board or by stockholders holding at least 2/3 in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon, subject to the terms of any series of preferred stock that has been designated. Further provides that the affirmative vote of holders of at least 2/3 in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon shall be required to amend, repeal or to adopt any provision inconsistent with the foregoing.

The Existing Certificate is silent with respect how the Company’s bylaws may be amended. The proposed change is meant to align the Board’s and stockholders’ rights to amend the Company’s bylaws with those commonly included in other public companies’ certificates of incorporation.

Article SEVENTH	Provides for the indemnification off the Company’s directors to the fullest extent permitted by Delaware law.

The Existing Certificate is silent with respect to indemnification of the Company’s directors. We believe that the changes will assist the Company in attracting and retaining directors who will contribute to the Company’s ability to provide stockholders with increased value. We believe these changes are market with our peer companies and do not provide non-customary benefits to our Board.

Article NINTH

Provides that, subject to limited exceptions, no action that is required or permitted to be taken by the Company’s stockholders at an annual or special meeting may be effected by written consent of stockholders without a meeting. Further provides that the affirmative vote of holders of at least 2/3 in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon shall be required to amend, repeal or to adopt any provision inconsistent with the foregoing.

The Existing Certificate is silent with respect to the Company’s ability to obtain stockholder approval through written consent rather than at a meeting. The proposed change is meant to provide both the Company and its stockholders with certain protections, including to ensure that all stockholders have an opportunity to vote on matters that require stockholder approval. We believe these provisions are commonly included in other public companies’ certificates of incorporation.

Location of Change in Restated Certificate	Summary of Provision	Rationale Supporting Change
Article TENTH

Provides that, subject to limited exceptions, special meetings of stockholders may be called at any time only by the Board, the Chairperson of the Board, or our Chief Executive Officer, and may not be called by any other person, including by our stockholders. Further provides that the affirmative vote of holders of at least 2/3 in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon shall be required to amend, repeal or to adopt any provision inconsistent with the foregoing.

Although our Current Bylaws provide the special meetings of stockholders may be called by the chairperson or certain officers of the Company, the Existing Certificate is silent with respect to who may call a special meeting of stockholders. The proposed change is meant to align the provisions of our Restated Certificate with our Amended and Restated Bylaws and to provide clarity with respect to who is entitled to call special meetings of our stockholders. We believe these changes are market with our peer companies and do not provide non-customary benefits to the Company.

Article ELEVENTH

Provides that, to the fullest extent permitted by law, the Delaware Chancery Court shall be the exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or its stockholders, creditors or other constituents; (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law (“DGCL”) or the Company’s governing documents; (iv) any action to interpret, apply, enforce or determine the validity of the Company’s governing documents; and (v) any action asserting a claim governed by the internal affairs doctrine. In the event the Delaware Chancery Court dismisses the action for lack of subject matter jurisdiction, then the foregoing actions may be brought in another federal or state court sitting in Delaware. The foregoing requirements shall not apply to actions brought to enforce a duty or liability under the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, or any claim for which federal courts have exclusive jurisdiction. Further provides that the affirmative vote of holders of at least 2/3 in voting power of the outstanding shares of capital stock of the Company entitled to vote thereon shall be required to amend, repeal or to adopt any provision inconsistent with the foregoing.

The Existing Certificate is silent with respect to the forum in which actions may be brought against the Company. The proposed change is meant to provide greater predictability with respect to the laws that will be applied to actions brought by stockholders in the foregoing circumstances, as well as where any such actions may be brought, and to help the Company avoid additional expense associated with having to defend actions in multiple states and/or where the Company does not have a presence. We believe these changes are consistent with common practice for public companies, including our peer companies.

In addition to the amendments described above, the Restated Certificate reflect various other amendments, including, but not limited to:

•        Designates Vcorp Services, LLC as the Company’s registered agent for process; and

•        Provides the Company’s Board with the right to establish the number of directors that make up the Board, subject to limited exceptions.

In addition, the Restated Certificate is intended to correspond with the proposal to authorize and approve that the Company’s current Bylaws, as amended to date, be amended, restated, and replaced in their entirety by the First Amended and Restated Bylaws, as set forth in Proposal 3, below. If stockholders wish to approve Proposal 3, they should also approve this Proposal 2, and vice versa.

Description of Capital Stock

The description below of our capital stock and provisions of our Existing Certificate and Current Bylaws are summaries and are qualified by reference to our Existing Certificate and Current Bylaws and the applicable provisions of Delaware law.

General

Our Existing Certificate authorizes us to issue up to 250,000,000 shares of Common Stock. As of October 25, 2021, there were 26,310,757 shares of Common Stock issued and outstanding. Our Existing Certificate does not authorize any shares of preferred stock for issuance.

Common Stock

Voting rights.    Each holder of shares of our Common Stock is entitled to one vote for each share held on all matters submitted to a vote of our stockholders, including the election of directors. Our stockholders do not have cumulative voting rights in the election of directors. As a result, the holders of a majority of the shares of Common Stock entitled to vote in any election of directors can elect all of the directors standing for election, if they should so choose.

Dividends.    Holders of shares of our Common Stock are entitled to receive ratably those dividends, if any, as may be declared from time to time by our Board out of legally available funds. We have never declared or paid any cash dividends on our Common Stock. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

Liquidation.    In the event of our liquidation, dissolution or winding up of the Company, holders of Common Stock are entitled to share ratably in all assets remaining which are available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the Common Stock.

Rights and preferences.    Holders of Common Stock have no conversion, preemptive or other subscription rights, and there are no redemption or sinking fund provisions applicable to the Common Stock.

Fully paid and nonassessable.    All outstanding shares of our Common Stock are fully paid and nonassessable.

Stock Options

On September 30, 2020, we adopted, subject to stockholder approval, an equity compensation plan entitled the Logiq, Inc. 2020 Equity Incentive Plan (the “Plan”), which we amended and restated on April 21, 2021 and on October 25, 2021. Pursuant to Plan, as amended to date, we reserved a total of 5,000,000 shares of Common Stock for issuance thereunder.

As of October 25, 2021, there were 3,285,104 shares of Common Stock available for issuance under the Plan, as amended to date. As of October 25, 2021, there were no options to purchase shares of Common Stock outstanding.

The Plan, including the amendments thereto, remain subject to stockholder approval. See Proposal 4 “Approval of Second Amended and Restated 2020 Equity Incentive Plan,” below, for additional information regarding the Plan and amendments thereto, which are being presented to stockholders for approval at the Meeting.

Warrants

As of October 25, 2021, there were warrants to purchase an aggregate of 1,260,434 shares of Common Stock outstanding, with a weighted average exercise price of CAD$3.50 per share, all of which were issued to investors in connection with our Canadian IPO in mid-2021.

Listings

Our Common Stock is quoted on the OTCQX Market under the symbol, “LGIQ.”

Our Common Stock is also quoted on the NEO Exchange in Canada under the same symbol, “LGIQ.”

Anti-Takeover Effects

The proposed Restated Certificate, and in particular the proposed authorization of the Blank Check Preferred, could be used, under certain circumstances, as a method of discouraging, delaying or preventing a change in control of the Company. For example, the Board could designate and issue a series of preferred stock in an amount that sufficiently increases the number of outstanding shares to overcome a vote by the holders of our Common Stock or with rights and preferences that include special voting rights to veto a change in control. Additional provisions of the Restated Certificate that may have the effect of delaying or preventing a change of control or change in management include (i) that special meetings of our stockholders can be called only by the Board, Chairperson of the Board or our Chief Executive Officer; (ii) that actions requiring stockholder approval must be approved by stockholders at a duly called meeting, and may not be approved via written consent; and (iii) that stockholders are not permitted to vote cumulatively in the election of directors. The effect of such provisions could delay or frustrate a merger, tender offer or proxy contest, the removal of incumbent directors, or the assumption of control by our stockholders. We currently have no intent to employ the Blank Check Preferred as an anti-takeover device. However, the proposed Restated Certificate, if approved by our stockholders, may have the effect of discouraging future unsolicited takeover attempts. The Board is not currently aware of any such unsolicited attempt to take control of the Company, and would act in the best interest of stockholders if any such attempt is made in the future.

Transfer Agent and Registrar

The transfer agent and registrar for our Common Stock in the United States is Nevada Agency and Trust Company. Its address is 50 West Liberty Street, Reno, Nevada 89501.

The transfer agent and registrar for our Common Stock in Canada is the Odyssey Trust Company. Its address is 702, 67 Yonge Street, Toronto ON M5E1JB.

Effective Time of the Restated Certificate

If our stockholders approve the Restated Certificate at the Meeting, we will file the Restated Certificate with the office of the Secretary of State of Delaware as soon as practicable following the Meeting. Upon approval and following such filing with the Secretary of State of Delaware, the Restated Certificate will become effective on the date it is filed.

Vote Required and Recommendation of the Board

The affirmative (“FOR”) vote of the holders of a majority of the outstanding shares of the Company is required to approve this Proposal.

Abstentions and broker non-votes are not counted in determining the number of shares voted for or against this Proposal. However, abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote “against” this Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE FIRST AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

PROPOSAL 3

APPROVAL OF AMENDED AND RESTATED BYLAWS

Overview

At the Meeting, holders of our Common Stock will be asked to authorize and approve that the Company’s current Bylaws, as amended to date (the “Current Bylaws”), be amended, restated, and replaced in their entirety by the First Amended and Restated Bylaws in the form attached hereto as Exhibit B (the “Amended and Restated Bylaws”).

Background

General

The Company adopted its Current Bylaws on November 18, 2004. Other than as a result of our adoption the Majority Voting Policy (defined below), we have not implemented any changes to our Current Bylaws since November 18, 2004.

On October 22, the Board unanimously approved the Amended and Restated Bylaws, which include the Majority Voting Policy, subject to approval by our stockholders, and directed that the proposal to authorize and approve the Amended and Restated Bylaws be submitted to our stockholders for their approval at the Meeting.

Majority Voting Policy

On April 21, 2021, our Board, in connection with the listing of our Common Stock on the NEO Exchange in Canada and in order to comply with the corporate governance requirements of the NEO Exchange, approved and adopted a Majority Voting Policy for the election of directors (the “Majority Voting Policy”). Because the Majority Voting Policy effectively alters the manner in which directors are elected under our Current Bylaws, adoption of the Majority Voting Policy must be approved by our stockholders. The Majority Voting Policy has been included into the Amended and Restated Bylaws being presented to stockholders for approval under this Proposal.

Under the Majority Voting Policy, in an uncontested election, any director nominee who receives a greater number of votes “withheld” than votes “for” his or her election at a meeting of stockholders of the Company must promptly tender his or her resignation to the Chairperson of the Board. Following receipt of such resignation, the Nominating and Corporate Governance Committee (the “Governance Committee”) of the Board will consider the resignation and recommend to the Board whether to accept such tendered resignation. Except in special circumstances, the Governance Committee will be expected to accept and recommend acceptance of the resignation by the Board. A press release disclosing the Board’s determination (and the reasons for rejecting the resignation, if applicable) will be issued within 90 days following the date of the relevant meeting of stockholders and a copy of the press release will be sent concurrently to the NEO Exchange, provided that our Common Stock is then listed for trading on the NEO Exchange. The director’s resignation, if accepted, will become effective immediately upon acceptance thereof by the Board.

Any director who tenders his or her resignation pursuant to the Majority Voting Policy will not participate in the recommendation of the Governance Committee or the decision of the Board with respect to such resignation.

Subject to any restrictions imposed by applicable law, where the Board accepts a resignation in accordance with the Majority Voting Policy, the Board may (i) leave the director vacancy unfilled until the next annual meeting of stockholders, (ii) fill the vacancy through the appointment of a new director, or (iii) call a special meeting of stockholders at which a new candidate will be presented to fill the vacant position.

The Majority Voting Policy applies only in circumstances involving an uncontested election of directors. For purposes of the Majority Voting Policy, an “uncontested election” of directors of the Company means an election held at any meeting of stockholders called for, either alone or with other matters, the election of directors, with respect to which the number of nominees for election is equal to the number of positions on the Board to be filled through the election to be conducted at such meeting.

Reasons to Approve the Amended and Restated Bylaws

We believe that the Amended and Restated Bylaws improve the corporate governance of the Company by providing bylaws more appropriate for a publicly reporting company, and will assist us in attracting and retaining officers and directors who will contribute to our ability to provide stockholders with increased value. In addition, the Majority Voting Policy is required by the NEO Exchange, and failure to obtain stockholder approval of the Majority Voting Policy would put the listing of our Common Stock on the NEO Exchange at risk. Furthermore, the Amended and Restated Bylaws are intended to more closely align our bylaws with relevant Delaware laws and regulations, and to ensure that the provisions set forth in our bylaws are consistent with those set forth in our Restated Certificate, which is being presented to our stockholders for approval under Proposal 2.

Summary of Amendments to Current Bylaws

Below is a brief summary of the material ways in which the Amended and Restated Bylaws, if approved by our stockholders, will modify our Current Bylaws. This summary is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which you are urged to review carefully and are attached as Exhibit B hereto.

Location of Change in Amended and Restated Bylaws	Summary of Provision	Rationale Supporting Change
Section 2.3 of Article 2

Provides that, subject to limited exceptions, special meetings of stockholders may be called at any time by the Board, Chairperson of the Board or our Chief Executive Officers, but may not be called by any other person or persons.

The Current Bylaws provide that special meetings of stockholders may be called by the chairperson or certain officers of the Company. The proposed change updates who may call a special meeting of stockholders on behalf of the Company, and clarifies that such individuals are the only persons who are permitted to call such meeting. The change is meant align the provisions of our Amended and Restated Bylaws with our Restated Certificate and to provide clarity with respect to who is entitled to call special meetings of our stockholders. We believe these changes are market with our peer companies and do not provide non-customary benefits to the Company.

Section 2.4 of Article 2	Explains in detail the process that stockholders must follow in order to submit proposals to be presented to stockholders for approval at our annual meetings of stockholders.

The Current Bylaws are silent with respect to the process stockholders must take in order to submit proposals to be presented for vote at meetings of stockholders. The proposed change is meant to provide clarity to stockholders with respect to how they may submit proposals for stockholder consideration to us, and to align the provisions of our Amended and Restated Bylaws with the relevant requirements set forth in the Exchange Act.

Location of Change in Amended and Restated Bylaws	Summary of Provision	Rationale Supporting Change
Section 2.5 of Article 2	Explains in detail the process that stockholders must follow in order to nominate an individual for election to our Board at an annual meeting of stockholders.

The Current Bylaws are silent with respect to the process stockholders must take in order to nominate an individual for election to our Board at an annual meeting of stockholders. The proposed change is meant to provide clarity to stockholders with respect to how they may nominate individuals for election to our Board, and to align the provisions of our Amended and Restated Bylaws with the relevant requirements set forth in the Exchange Act.

Section 2.6 of Article 2

Provides that the Company shall provide stockholders with written notice of an annual or special meeting of stockholders not more than sixty days and not less than ten days prior to the date of such meeting.

The Current Bylaws provide that the Company shall provide stockholders with written notice of an annual or special meeting of stockholders not more than fifty days and not less than ten days prior to the date of such meeting. The proposed change is meant to mirror the statutory language set forth in the DGCL with respect to when notice of a stockholder meeting must be provided to stockholders.

Section 2.8 of Article 2

Provides that stockholders holding a majority in voting power of the Company’s capital stock issued and outstanding and entitled to vote will constitute a quorum for the transaction of business at any meeting of stockholders; provided, however, that in the event that voting by classes or series is required by the Company’s governing documents or applicable law, then at least a majority of voting power within each such class or series shall constitute a quorum of each such class or series.

The Current Bylaws state that the holders of a majority of the shares of stock issued and outstanding and entitled to vote shall constitute a quorum for transaction of business at any meeting of stockholders, and does not contemplate voting by class or series. The proposed change is meant to provide clarity with respect to how a quorum will be determined (including in the event preferred stock is issued), and to address situations where holders of different classes of our capital stock may have different voting rights.

Location of Change in Amended and Restated Bylaws	Summary of Provision	Rationale Supporting Change
Section 2.11 of Article 2

Provides that, except as otherwise required by applicable law or the Company’s governing documents, for all matters presented to stockholders for voting, other than the election of directors, any action shall be approved by the affirmative vote of holders of a majority of the voting power of the outstanding shares of the Company’s capital stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter. Where a separate vote by a class or series is required, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series.

The Current Bylaws provide that if a quorum is present, the affirmative vote of a majority of shares of stock represented at the meeting shall be the act of stockholders, unless a greater or lesser amount is required by law or the Company’s certificate of incorporation. The proposed change is meant to provide clarity to our stockholders with respect to the voting standards that will be applied when determining whether stockholder approval has been obtained (including in the event preferred stock is issued), to address situations where holders of different classes or series of our capital stock may have separate voting rights, and to align the voting requirements with the default requirements set forth in the DGCL.

Section 2.12 of Article 2

Provides that, subject to limited exceptions, any action that is required or permitted to be taken by the Company’s stockholders must be effected at a duly called annual or special meeting and may not be effected by written consent of stockholders without a meeting.

The Current Bylaws permit stockholder approval of a corporate act by written consent. The proposed change is meant to provide both the Company and its stockholders with certain protections, including to ensure that all stockholders have an opportunity to vote on matters that require stockholder approval. We believe these provisions are commonly included in other public companies’ certificates of incorporation.

Section 2.13 of Article 2

Provides the Board with the right to set a record date for purposes of determining which stockholders are entitled to vote at an annual or special meeting of stockholders; provided, that the applicable record date chosen by the Board may not precede the date that the Board fixes the record date and may not be more than sixty days and not less than ten days prior to the date of such meeting. Further provides what the applicable record date will be in the event that one is not set by the Board.

The Current Bylaws provide the Board with the right to fix the record date; provided that the applicable record date chosen by the Board may not be more than fifty days and not less than ten days prior to the date of the meeting. The proposed change is meant to provide clarity with respect to how and when an applicable record date may be determined, and to mirror the relevant statutory language set forth in the DGCL.

Section 3.3 of Article 3

Provides that directors shall be elected by a plurality of votes cast; provided, however, that in the case of an uncontested election, the Majority Voting Policy shall apply. This Section sets forth the requirements of the Majority Policy, as discussed in Sections “Background” and “Reasons to Approve the Amended and Restated Bylaws” of this Proposal, above.

See the sections of this Proposal entitled “Background” and “Reasons to Approve the Amended and Restated Bylaws,” above.

Location of Change in Amended and Restated Bylaws	Summary of Provision	Rationale Supporting Change
Section 7.1 of Article 7	Provides the Board with the right to authorize any officers, directors or agents to enter into or execute any contract on behalf of the Company.

The Current Bylaws specify which officers have the ability to bind the Company in different circumstances and do not provide the Board with general authority to make determinations related thereto. The proposed change is meant to provide the Board with greater flexibility and the ability to act quickly to enter into certain agreements or take certain actions.

Section 7.1 of Article 7

Provides that shares of the Company will be represented by certificates; provided that the Board may determine, by resolution, that some or all of any or classes or series of stock may be uncertificated.

The Current Bylaws do not explicitly permit the issuance of uncertificated shares. The proposed change is meant to mirror the relevant statutory language set forth in the DGCL and to provide the Company with flexibility with respect to how it issues shares of its capital stock.

Section 8.1 of Article 8

Provides that notice to stockholders may be provided by electronic transmission, including email, subject to certain limitations and a stockholder’s right to revoke consent to receipt of notice by electronic transmission.

The Amended and Restated Bylaws provide for additional methods of electronic transmission of notice to stockholders than those included in the Current Bylaws, and explain how a stockholder may remove consent to notice via electronic transmission. The proposed change is meant to update our bylaws to reflect technological advances and to provide stockholders with additional clarity with respect to how notice may be given.

Article IX

Provides for the indemnification of the Company’s officers and directors to the full extent permitted by Delaware law, setting forth the process for indemnification, who is eligible for indemnification, under what circumstances indemnification may or must be provided, and the Company’s ability to maintain insurance to cover any indemnification obligations of the Company.

The Current Bylaws are silent with respect to indemnification of officers and directors. The proposed change is meant to improve the corporate governance of the Company by providing appropriate indemnification provisions for a public reporting company. We believe that the changes will assist the Company in attracting and retaining officers and directors who will contribute to the Company’s ability to provide stockholders with increased value. We believe these changes are market with our peer companies and do not provide non-customary benefits to our Board or officers.

Location of Change in Amended and Restated Bylaws	Summary of Provision	Rationale Supporting Change
Article X

Provides that, to the fullest extent permitted by law, the Delaware Chancery Court shall be the exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or its stockholders, creditors or other constituents; (iii) any action asserting a claim arising pursuant to any provision of the DGCL or the Company’s governing documents; (iv) any action to interpret, apply, enforce or determine the validity of the Company’s governing documents; and (v) any action asserting a claim governed by the internal affairs doctrine. In the event the Delaware Chancery Court dismisses the action for lack of subject matter jurisdiction, then the foregoing actions may be brought in another federal or state court sitting in Delaware. The foregoing requirements shall not apply to actions brought to enforce a duty or liability under the Securities Act, the Exchange Act, or any claim for which federal courts have exclusive jurisdiction.

The Current Bylaws are silent with respect to the forum in which actions may be brought against the Company. The proposed change is meant to provide greater predictability with respect to the laws that will be applied to actions brought by stockholders in the foregoing circumstances, as well as where any such actions may be brought, and to help the Company avoid additional expense associated with having to defend actions in multiple states and/or where the Company does not have a presence. We believe these changes are consistent with common practice for public companies, including our peer companies.

Article XI

Provides that, subject to certain limitations, the Amended and Restated Bylaws may by adopted, amended or repealed by either the Board or stockholders holding at least 2/3 in voting power of the outstanding shares of capital stock of the Company.

The Current Bylaws provide that the bylaws may be amended or repealed at an annual or special meeting of stockholders entitled to vote on the election of directors. The proposed change is meant to align the Board’s and stockholders’ rights to amend the Company’s bylaws with those commonly included in other companies’ bylaws.

In addition to the amendments described above, the Amended and Restated Bylaws reflect various other amendments, including, but not limited to:

•        Updates the name of the Company to reflect its current name, Logiq, Inc.;

•        Provides that the Board shall designate the date, time and location of any annual meeting;

•        Specifies when notice of a meeting of stockholders will be deemed to have been provided to stockholders, depending on the method used to provide notice;

•        Provides that a notice of adjourned meeting must be provided to stockholders if the adjournment is for more than 30 days after the original stockholder meeting date;

•        Specifies how meetings of stockholders will be run;

•        Clarifies that, except as otherwise provided in the Company’s certificate of incorporation or the bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder;

•        Provides that Board meetings may be held telephonically or electronically;

•        Provides the Chairperson of the Board, a majority of directors on the Board, the Company’s Chief Executive Officer, President or Secretary, with the right to call special meetings of the Board;

•        Provides that notice of meetings of the Board must be delivered to each director at least 24 hours or four days (depending on the method used for providing notice) prior to the meeting, and lays out the process for providing notice; and

•        Provides that any committees appointed by the Board must consist of at least one director of the Company, and that the Board may designate one or more alternate members of such committee.

In addition, the Amended and Restated Bylaws are intended to correspond with the proposal to authorize and approve that the Company’s Existing Certificate of Incorporation, as amended to date, be amended, restated, and replaced in its entirety by the Restated Certificate, as set forth in Proposal 2, above. If stockholders wish to approve Proposal 2, they should also approve this Proposal 3, and vice versa.

Effective Time of the Amended and Restated Bylaws

If the Amended and Restated Bylaws are approved by stockholders at the Meeting, they will be effective upon such approval.

Vote Required and Recommendation of the Board

The affirmative (“FOR”) vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the subject matter is required to approve this Proposal.

Broker non-votes will be excluded from the vote and will have no effect on the outcome of this Proposal. Abstentions are not counted in determining the number of shares voted for or against this Proposal; however, abstentions will be counted as entitled to vote and will, therefore, have the same effect as a vote “against” this Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE FIRST AMENDED AND RESTATED BYLAWS

PROPOSAL 4

APPROVAL OF SECOND AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

Overview

At the Meeting, holders of our Common Stock will be asked to approve our Second Amended and Restated Equity Incentive Plan (the “Second A&R Plan”), in the form attached hereto as Exhibit C. The Second A&R Plan is a comprehensive incentive compensation plan under which we can grant equity-based and other incentive awards to our officers, employees, directors and consultants. The purpose of the Second A&R Plan is to help us attract, motivate and retain such persons with awards under the Second A&R Plan and thereby enhance stockholder value.

Background and Amendments to the Plan

On September 30, 2020, we adopted an equity compensation plan entitled the Logiq, Inc. 2020 Equity Incentive Plan (the “Plan”), subject to stockholder approval. Pursuant to the Plan, we reserved 2,000,000 shares of Common Stock for issuance under the Plan.

On April 21, 2021, we amended and restated the Plan, subject to approval by our stockholders, to provide that stock options issued under the plan (i) may not be transferred and (ii) may not have an exercise price less than the fair market value (“FMV”) of such stock options as of the grant date. Pursuant to the First A&R Plan (as defined below), FMV shall be determined as follows: (i) if our Common Stock is then listed or admitted to trading on a national stock exchange, the FMV shall be either (x) the five-day volume weighted average trading price, calculated by dividing the total value by the total volume of securities traded on a national stock exchange for the relevant period, or (y) the closing price of our Common Stock on a national stock exchange on the previous trading day prior to the date of grant of the award; or (y) if our Common Stock is not then listed or admitted to trading on a national stock exchange, the FMV shall be a price determined by the administrator of the A&R Plan in good faith using any reasonable method of valuation. In addition, the we amended and restated the form agreements for awards made pursuant to our Amended and Restated 2020 Equity Incentive Plan (the “First A&R Plan”) to reflect the foregoing changes.

On October 22, 2021, the Board unanimously approved Second A&R Plan, subject to approval by our stockholders, which, in addition to the amendment included in the First A&R Plan discussed above, increases the number of shares of Common Stock authorized for issuance under the Second A&R Plan by 3,000,000 shares, resulting (if this Proposal is approved by our stockholders) in the aggregate of 5,000,000 shares of Common Stock authorized for issuance under the Second A&R Plan.

As of October 25, 2021, an aggregate of 5,000,000 shares of Common Stock were reserved for issuance under the Second A&R Plan. As of October 25, 2021, 3,285,104 shares of Common Stock were available for future awards under the Second A&R Plan, and approximately 1,714,896 shares of Common Stock were subject to outstanding awards under the Plan. Details regarding these issuances are presented below, under the section entitled “New Plan Benefits; Awards Granted under the Plan.” Although we do not currently have any definitive arrangements or agreements, either written or oral, regarding the issuance of additional awards pursuant to the Second A&R Plan either prior or subsequent to the Meeting, we may issue additional awards under the Second A&R Plan to certain individuals prior to obtaining stockholder approval of the Second A&R Plan.

The Board has directed that the Proposal to approve our Second A&R Plan be submitted to the stockholders for their approval at the Meeting.

Reasons to Approve the Second Amended and Restated Equity Incentive Plan

The Board believes that our interests and the interests of our stockholders will be advanced if we can offer our employees, notably at the senior management level, advisors, consultants, and non-employee directors, the opportunity to acquire or increase their proprietary interests in the Company. The Board has concluded that our ability to attract, retain, and motivate top quality management and employees is material to our success and would be enhanced by our continued ability to grant equity compensation under the Second A&R Plan. Accordingly, the Board has determined that the Second A&R Plan should be adopted and the number of shares available for issuance under the original Plan should be increased so that we may continue our compensation structure and strategy. If our stockholders do not approve the Second A&R Plan at the Meeting, the Second A&R Plan will not become effective.

The principal provisions of the Second A&R Plan are summarized below. This summary is not a complete description of all of the Second A&R Plan’s provisions and is qualified in its entirety by reference to the Second A&R Plan, which is in the form attached hereto as Exhibit C. Capitalized terms included in this summary but not otherwise defined in this Proxy Statement shall have the same meaning ascribed to such terms as set forth in the Second A&R Plan.

Description of the Second A&R Plan

Purpose of the Second A&R Plan

The purpose of the Second A&R Plan is to (i) provide additional incentive for selected eligible persons to further the growth, development, and financial success of the Company by providing a means by which such persons can personally benefit through the ownership of capital stock of the Company, and (ii) enable the Company to secure and retain key Employees, Directors and Consultants considered important to the long-term success of the Company by offering such persons an opportunity to own capital stock of the Company.

Form of Awards

Stock Awards under the Second A&R Plan may be granted in any one or all of the following forms: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Restricted Stock awards; (iv) Restricted Stock Units; (v) Stock Bonus awards; and (vi) Performance-Based Awards.

Maximum Shares Available

The maximum aggregate number of shares of Common Stock available for award under the Second A&R Plan is 5,000,000. As of October 25, 2021, 3,285,104 shares of Common Stock were available for future awards under the Second A&R Plan, and approximately 1,714,896 shares of Common Stock were subject to outstanding awards previously issued under the Second A&R Plan. Shares of Common Stock issued pursuant to the Second A&R Plan may be either authorized but unissued shares or issued shares reacquired by the Company. In the event that (a) all or any portion of any Stock Award granted or offered under the Second A&R Plan can no longer under any circumstances be exercised or otherwise become vested, or (b) any Award Shares are reacquired by the Company which were initially the subject of a Stock Award agreement, the Award Shares allocable to the unexercised or unvested portion of such Stock Award, or the Award Shares so reacquired, shall again be available for grant or issuance under the Second A&R Plan.

Administration of the Second A&R Plan

The Second A&R Plan shall be administered by the Board unless and until the Board delegates administration to a Committee.

The Board may delegate administration of the Second A&R Plan to a committee of the Board composed of not fewer than two members (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Second A&R Plan, the powers theretofore possessed by the Board (and references in the Second A&R Plan to the Administrator shall thereafter be deemed to be references to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Second A&R Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Second A&R Plan. Appointment of Committee members shall be effective upon acceptance of appointment. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Second A&R Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

In the discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3 of the Exchange Act. In addition, the Board or the Committee, in its discretion, may (i) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (ii) delegate to a committee of one or more members of the Board who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

Eligibility to Participate in the Second A&R Plan

The persons eligible to receive Stock Awards under the Second A&R Plan are the Employees, Directors and Consultants of the Company and its Affiliates.

Incentive Stock Options may be granted only to Employees; all other Stock Awards may be granted only to Employees, Directors and Consultants. In the event a Participant is both an Employee and a Director, or a Participant is both a Director and a Consultant, the Stock Award Agreement shall specify the capacity in which the Participant is granted the Stock Award; provided, however, if the Stock Award Agreement is silent as to such capacity, the Stock Award shall be deemed to be granted to the Participant as an Employee or as a Consultant, as applicable.

Stock Options

Stock Options may be granted under the Second A&R Plan for the purchase of shares of Common Stock. The Administrator may designate Stock Options as either Incentive Stock Options or Nonstatutory Stock Options. No grant of an Incentive Stock Option will be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Option Agreement; provided, however, Incentive Stock Options granted to a participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Stockholder”), may not be exercisable after the expiration of five (5) years after the grant date of such Incentive Stock Option.

Stock Options issued under the Second A&R Plan (i) may not be transferred and (ii) may not have an exercise price less than the fair market value (“FMV”) of such stock options as of the grant date. For purposes of the First A&R Plan, FMV shall be determined as follows: (i) if the Company’s Common Stock is then listed or admitted to trading on a national stock exchange, the FMV shall be either (x) the five-day volume weighted average trading price, calculated by dividing the total value by the total volume of securities traded on a national stock exchange for the relevant period, or (y) the closing price of the Company’s Common Stock on a national stock exchange on the previous trading day prior to the date of grant of the award; or (y) if the Company’s Common Stock is not then listed or admitted to trading on a national stock exchange, the FMV shall be a price determined by the administrator in good faith using any reasonable method of valuation. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, the exercise price shall not be less than 110% of the FMV of the Common Stock on the grant date.

Options may be exercised in whole or in part. Payment of the purchase price upon the exercise of Options may be made in (i) cash or check, (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Administrator, (iii) by delivery of shares of Common Stock to the Company, (iv) by a cashless exercise arrangement, or (v) any other form of legal consideration acceptable to the Administrator.

Stock Bonus Awards

Stock Bonus Awards may be granted under the Second A&R Plan. The Administrator will determine the number of Stock Bonus Awards granted to any Employee, Director or Consultant and, subject to the provisions of the Second A&R Plan, will determine the terms and conditions of such awards. The Administrator may impose whatever conditions to vesting it determines to be appropriate.

Unless otherwise determined by the Board, rights to acquire Award Shares under the Stock Bonus Agreement shall not be transferable except by will or by the laws of descent and distribution, or, to the extent permitted by the Administrator, to a revocable trust.

Restricted Stock Awards

Restricted Stock Awards may be granted under the Second A&R Plan. Restricted Stock Awards are grants of shares of Common Stock that vest in accordance with terms and conditions established by the Administrator. The Administrator will determine the number of shares of restricted stock granted to any Employee, Director or Consultant and, subject to the provisions of the Second A&R Plan, will determine the terms and conditions of such awards. The Administrator may impose whatever conditions to vesting it determines to be appropriate.

Unless otherwise determined by the Board, rights to acquire Award Shares under the Restricted Stock Award Agreement shall not be transferable except by will or by the laws of descent and distribution, or, to the extent permitted by the Administrator, to a revocable trust.

Restricted Stock Units

The Administrator is authorized to make Awards of Restricted Stock Units to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. Alternatively, Restricted Stock Units may become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Participant to whom the Award is granted.

Performance-Based Awards

The Second A&R Plan provides the Administrator to qualify Stock Awards other than Options as Qualified Performance-Based Compensation.

With respect to Performance-Based Awards, the Administrator will specify performance objectives that must be satisfied in order for the Participant to vest in such Performance-Based Award that have been awarded to him or her. In determining the amount earned by the Participant, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period.

Unless otherwise provided in the applicable Stock Award Agreement, a Participant must be employed by the Company or a Parent or Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

Certain Adjustments.

Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, recapitalization, reincorporation, reclassification, stock dividend, dividend in property other than cash, stock split, reverse stock split, liquidating dividend, exchange of shares, change in corporate structure or other distribution of the Company’s equity securities may change the type(s), class(es) and number of shares of common stock subject to the Second A&R Plan and outstanding Awards. In that event, the Second A&R Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the Second A&R Plan, and outstanding Awards will be adjusted as to the type(s), class(es), number of shares and price per share of Common Stock subject to such Awards. Such adjustment shall be made by the Board, the determination of which shall be final, binding and conclusive.

Modification of the Second A&R Plan

The Administrator may suspend, terminate, modify or amend the Second A&R Plan, provided that any amendment that would (i) increase the number of shares reserved for Stock Awards under the Second A&R Plan, except for certain adjustments upon changes in Common Stock, (ii) modify the requirements as to eligibility for participation in the Second A&R Plan, or (iii) modify the Second A&R Plan in any other way if such modification requires stockholder approval in order for the Second A&R Plan to satisfy the requirements of Section 422 of the Code, will be subject to the approval of the Company’s stockholders. If the Plan is terminated, the terms of the Second A&R Plan will, notwithstanding such termination, continue to apply to awards granted prior to such termination.

S-8 Registration Statement

On November 6, 2020, we filed a Form S-8 Registration Statement relating to 2,000,000 shares our Common Stock issuable to the employees, officers, directors, consultants and advisors of the Company under the Plan. If stockholders approve the Second A&R Plan, we intend to file another Form S-8 Registration Statement covering the additional 3,000,000 shares of Common Stock authorized for issuance under the Second A&R Plan as soon as reasonably practicable after the Meeting.

New Plan Benefits; Awards Granted Under the Second A&R Plan

The benefits that will be awarded or paid under the Second A&R Plan, if stockholder approval of the Second A&R Plan is obtained, cannot currently be determined. Awards granted under the Second A&R Plan are within the Board’s discretion, and the Board has not determined future awards or who might receive them.

Vote Required and Recommendation of the Board

The affirmative (“FOR”) vote of a majority of shares present in person or represented by proxy at the Meeting is required to approve this Proposal.

Abstentions and broker non-votes are not counted in determining the number of shares voted for or against this Proposal. However, abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote “against” this Proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF OUR SECOND AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

PROPOSAL 5

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Centurion ZD CPA & Co. (“Centurion”) as our independent registered public accounting firm for the fiscal year ending December 31, 2021, and has further directed that we submit the selection of the independent registered accounting firm for ratification by our stockholders at the Meeting. Centurion has audited the Company’s financial statements since 2012. Representatives of Centurion are expected to be present at the Meeting. The representatives of Centurion will have an opportunity to make a statement at the Meeting, if they so desire, and will be available to respond to appropriate questions.

The selection of our independent registered public accounting firm is not required to be submitted for stockholder approval. Nonetheless, the Board is seeking ratification of its selection of Centurion as a matter of further involving our stockholders in our corporate affairs. If our stockholders do not ratify this selection, the Board will reconsider its selection of Centurion and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Board may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.

The Audit Committee reviews and must pre-approve all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by it for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the accounting firm’s independence.

Independent Registered Public Accounting Firm’s Fees

The following table discloses the fees billed by Centurion in connection with the audit of the Company’s annual financial statements for the years ended December 31, 2020 and 2019:

	Financial Statements for the year ended December 31
	2020			2019
	Logiq	AppLogiq	DataLogiq	Logiq	AppLogiq	DataLogiq
Audit fees(1)	45,000	40,000	55,000	48,000	—	—
Audit related fees(2)	18,000	—	—	18,000	—	—
Tax fees(3)
Other fees(4)
Total fees	63,000	40,000	55,000	66,000	—	—

____________

Notes:

(1)      The aggregate fees billed for the fiscal year for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Qs or services that are normally provided by the accountant in connection with statutory and regulatory engagements for that fiscal years.

(2)      The aggregate fees billed in the fiscal year for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported in Note 1.

(3)      The aggregate fees billed in the fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(4)      The aggregate fees billed in the fiscal year for the products and services provided by the principal accountant, other than the services reported in Notes (1), (2) and (3).

Audit Committee’s Pre-Approval Practice

The Audit Committee has adopted policies and procedures for the preapproval of all audit and non-audit services to be rendered by our independent registered public accounting firm. Under the policies and procedures, the Audit Committee generally preapproves specified services in defined categories up to specified amounts. Preapproval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on a case-by-case basis for specific tasks before engagement. The Audit Committee has delegated the preapproval of services to the chairman of the Audit Committee, who is required to report each preapproval to the full Audit Committee no later than its next meeting.

The Audit Committee has considered and determined that the provision of the non-audit services described is compatible with maintaining the independence of our registered public accounting firm.

Vote Required and Recommendation of the Board

The affirmative (“FOR”) vote of a majority of a majority of shares present in person or represented by proxy at the Meeting is required to approve this Proposal.

Abstentions and broker non-votes are not counted in determining the number of shares voted for or against this proposal. Because we believe that this Proposal is considered a routine matter under applicable rules, we do not expect to receive any broker non-votes for this Proposal. However, abstentions and broker non-votes, if any, will be counted as entitled to vote and will, therefore, have the same effect as a vote “against” this proposal. This is an advisory vote and, therefore, is not binding.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF CENTURION AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER 31, 2021.

PROPOSAL 6

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with Section 14(a) of the Exchange Act, we are providing stockholders with an advisory (non-binding) vote on compensation programs, which is sometimes referred to as “say on pay,” for our named executive officers listed in our Annual Report on Form 10-K for the year ended December 31, 2020, Mr. Brent Suen, Mr. Tom Furukawa, Mr. Steven Hartman, Mr. Daniel Urbino (resigned), Mr. Lionel Choong, Mr. John MacNeil and Mr. Eddie Foong. Accordingly, you may vote on the following resolution at the Meeting:

“RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

This vote is non-binding. The Board intends to consider the outcome of the vote when making future executive compensation decisions and, in particular, to consider any significant negative voting results to the extent they can determine the cause or causes for such votes. The Board has determined that, subject to the outcome of the advisory (non-binding) vote on Proposal 7 regarding the frequency of stockholder votes on executive compensation, we will hold future advisory votes on executive compensation every three years.

Stockholders are encouraged to read the accompanying compensation tables and the related narrative disclosures for more information about our executive compensation program.

Vote Required and Recommendation of the Board

The affirmative (“FOR”) vote of a majority of shares present in person or represented by proxy at the Meeting is required to approve this Proposal.

Abstentions and broker non-votes are not counted in determining the number of shares voted for or against this Proposal. However, abstentions and broker non-votes will be counted as entitled to vote and will, therefore, have the same effect as a vote “against” this proposal. This is an advisory vote and, therefore, is not binding.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE NAMED EXECUTIVE OFFICER COMPENSATION AS DISCLOSED IN THE ACCOMPANYING COMPENSATION TABLES AND THE RELATED NARRATIVE DISCLOSURE.

PROPOSAL 7

ADVISORY VOTE AS TO WHETHER THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION SHOULD TAKE PLACE EVERY 1, 2, OR 3 YEARS

In accordance with Section 14(a) of the Exchange Act, we are providing stockholders with an advisory (non-binding) vote as to whether the advisory vote to approve named executive officer compensation should occur every one, two, or three years.

The Board has determined that holding an advisory vote on executive compensation every three years is the most appropriate policy for the Company at this time, and therefore, recommends that future stockholder advisory votes on executive compensation occur every three years.

Although this stockholder vote on the frequency of future advisory votes on the compensation of our named executive officers is merely advisory and will not be binding upon the Company or the Board, we value the opinions of our stockholders and will consider the outcome of the vote when considering the frequency with which the compensation of our named executive officers will be subject to an advisory, non-binding stockholder vote. The Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote to approve the compensation of our named executive officers more or less frequently than the option approved by our stockholders.

Vote Required and Recommendation of the Board

The vote of a majority of shares present in person or represented by proxy at the Meeting on the frequency (one, two, or three years) of advisory vote on named executive officer compensation. If none of the alternatives (one, two, or three years) receives a majority of shares present in person or represented by proxy at the Meeting, the Board will consider the highest number of votes cast by stockholders to be the frequency that has been selected by stockholders on an advisory basis.

Abstentions and broker non-votes are not counted in determining the number of shares voted on this Proposal, and will have no effect on the outcome of this vote. This is an advisory vote and, therefore, is not binding.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR A FREQUENCY PERIOD OF EVERY THREE YEARS FOR FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

BOARD MATTERS AND CORPORATE GOVERNANCE

Board and Stockholder Meetings and Attendance

The Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The entire Board selects, evaluates, and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.

Directors are elected annually and hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation, or removal. During fiscal year 2020, there were six Board meetings, including telephonic meetings. None of our directors attended fewer than 75% of the total number of meetings of the Board and meetings of any committee of the Board on which such director served during the time each such individual director was serving as a director. The Company encourages, but does not require, directors to attend annual meetings of stockholders.

Board Composition and Election of Directors

Director Independence

The Board facilitates its exercise of independent supervision over the Company’s management through frequent meetings of the Board. The Board is comprised of eight directors: Brent Suen, Lionel Choong, Lea Hickman, John MacNeil, Matthew Burlage, Ross O’Brien, Brett Lay, and Joshua Jacobs.

Lea Hickman, Matthew Burlage, Ross O’Brien, Joshua Jacobs, and Brett Lay, are all independent directors. Brent Suen and Lionel Choong are not independent directors, as they serve as executive officers of the Company. John MacNeil is not an independent director, as he served as an executive officer of the Company in the last three years.

Board Committees and Independence

Our Board has established four standing committees — Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Social Media Committee — each of which operates under a charter that has been approved by our Board.

Each of the Board committees has the composition and responsibilities described below.

Audit Committee

The Audit Committee’s main function is to oversee our accounting and financial reporting processes and the audits of our financial statements. This committee’s responsibilities include, among other things:

•        selecting and hiring the independent registered public accounting firm to audit our financial statements;

•        helping to ensure the independence and performance of the independent registered public accounting firm;

•        approving audit and non-audit services and fees;

•        reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews, and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

•        preparing the audit committee report that the SEC requires to be included in our annual proxy statement;

•        reviewing reports and communications from the independent registered public accounting firm;

•        reviewing earnings press releases and earnings guidance;

•        reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedures;

•        reviewing our policies on risk assessment and risk management;

•        reviewing related party transactions;

•        establishing and overseeing procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters; and

•        reviewing and monitoring actual and potential conflicts of interest.

The members of our Audit Committee are Mr. Burlage, Mr. O’Brien, Mr. Jacobs, and Mr. Lay. Mr. Burlage serves as the chairperson of the committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC. Our Board has determined that Mr. Burlage is an “audit committee financial expert,” as defined by applicable SEC rules and has the requisite financial sophistication. Our Board has determined that Mr. Burlage, Mr. O’Brien, Mr. Lay and Mr. Jacobs are independent under the applicable rules. The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC.

Compensation Committee

The Compensation Committee evaluates, recommends, and approves policy relating to compensation and benefits of our officers and employees. The Compensation Committee is directly responsible for, among other matters:

•        annually reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers;

•        evaluating the performance of these officers in light of those goals and objectives, and setting the compensation of these officers based on such evaluations;

•        administering and interpreting our cash and equity-based compensation plans;

•        annually reviewing and making recommendations to the Board with respect to all cash and equity-based incentive compensation plans and arrangements; and

•        annually reviewing and evaluating the composition and performance of the Compensation Committee, including the adequacy of the Compensation Committee’s charter.

The members of our Compensation Committee are Mr. Burlage, Mr. O’Brien, and Mr. Lay. Mr. O’Brien serves as the chairperson of the committee. Our Board has determined that Mr. Burlage, Mr. O’Brien, and Mr. Lay are independent and all current members qualify as a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. Our Board has determined that each of the members of our Compensation Committee is an “outside director” as that term is defined in Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, or Section 162(m). The Compensation Committee operates under a written charter, which the Compensation Committee will review and evaluate at least annually.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board regarding candidates for directorship, and the structure and composition of the Company’s Board and committees of the Board. The Nominating and Corporate Governance Committee is directly responsible for, among other matters:

•        identifying, evaluating, and nominating candidates for appointment or election as members of the Board of Directors;

•        developing, recommending, and evaluating a corporate governance guideline applicable to all of our employees, officers, and directors; and

•        annually reviewing and evaluating the composition and performance of the Nominating and Corporate Governance Committee, including the adequacy of the Nominating and Corporate Governance Committee’s charter.

The members of our Nominating and Corporate Governance Committee are Mr. Burlage, Mr. O’Brien, and Mr. Lay. Mr. Lay serves as the chairman of the committee. Our Board has determined that Mr. Burlage, Mr. O’Brien, and Mr. Lay are independent. The Nominating and Corporate Governance Committee operates under a written charter, which the Nominating and Corporate Governance Committee will review and evaluate at least annually.

Social Media Committee

The Social Media Committee is responsible for overseeing the social media strategy initiatives for the Company pursuant to Regulation FD. The Social Media Committee is directly responsible for, among other matters:

1. Providing compliant Regulation FD strategic leadership for social media through the alignment of social media strategies and activities with enterprise strategic objectives and processes.

2. Establishing and maintaining corporate policies with respect to use of social media for both process-driven social engagements, as well as for use of social media by employees for participating in social conversations (e.g. blogging and Tweeting by subject matter experts).

3. Prioritizing social media initiatives and deliver final approvals and recommendations on proceeding with proposed social media projects, including process, technology, and organizational projects.

4. Ensuring open communication between the social media department and the other functional units of Logiq.

The members of our Social Media Committee are Mr. Burlage, Mr. O’Brien, and Mr. Lay.

Board Diversity

Our Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

•        Personal and professional integrity, ethics and values;

•        Experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

•        Experience as a board member or executive officer of another publicly-held company;

•        Strong finance experience;

•        Diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

•        Diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience;

•        Experience relevant to our business industry and with relevant social policy concerns; and

•        Relevant academic expertise or other proficiency in an area of our business operations.

Currently, our Board evaluates each individual in the context of the Board, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial and accounting officer, controller, or persons performing similar functions. Our code of business conduct and ethics is available under the “Investors” section of our website at www.logiq.com. In addition, we post on our website all disclosures that are required by law concerning any amendments to, or waivers from, any provision of the code. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and should not consider it to be a part of this Proxy Statement.

Report of the Audit Committee of the Board of Directors

The Audit Committee oversees the Company’s financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company’s annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting pronouncements.

The Audit Committee reviewed with Centurion ZD CPA & Co., which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and the matters listed in Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees. In addition, the Audit Committee has discussed with Centurion ZD CPA & Co. its independence from management and the Company, has received from Centurion ZD CPA & Co. the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Centurion ZD CPA & Co.’s communications with the Audit Committee concerning independence, and has considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee met with Centurion ZD CPA & Co. to discuss the overall scope of its services, the results of its audit and reviews, and the overall quality of the Company’s financial reporting. Centurion ZD CPA & Co., as the Company’s independent registered public accounting firm, also periodically updates the Audit Committee about new accounting developments and their potential impact on the Company’s reporting. The Audit Committee’s meetings with Centurion ZD CPA & Co. were held with and without management present. The Audit Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Board that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”). The Audit Committee and the Board also have recommended, subject to stockholder approval, the ratification of the appointment of Centurion ZD CPA & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

This report of the Audit Committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the Audit Committee.

Respectfully submitted,
The Audit Committee of the Board of Directors
Roger P. Beynon (chairperson)
Dr. Thomas L. Wood Larry McNeill

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by us to become directors or executive officers.

DIRECTOR COMPENSATION

Mr. Suen, Mr. Choong and Mr. MacNeil, received no compensation for their services as a director of the Company during the 2020 fiscal year. The compensation received by Mr. Suen, Mr. Choong, and Mr. MacNeil as an officer during the 2020 fiscal year is set forth in the Section of this Proxy Statement entitled in “Executive Compensation — Summary Compensation Table.”

The following table sets forth information for the year ended December 31, 2019 and the year ended December 31, 2020, regarding the compensation awarded to, earned by or paid to our non-management directors who served on our Board during 2019 and 2020. It is estimated that the compensation awarded to non-management directors in 2021 will be substantially similar to what was paid in 2020.

Name	Year	Fees earned or paid in cash (US$)	Stock awards (US$)	Option-based awards (US$)	Non-equity incentive plan compensation (US$)	Nonqualified deferred compensation earnings (US$)	All other compensation (US$)	Total (US$)
Matthew Burlage	2019	$—	$47,000	$—	$—	$—	$—	$47,500
	2020	$—	$50,000	$—	$—	$—	$—	$50,000

Ross O’Brien	2019	$—	$23,500	$—	$—	$—	$—	$23,500
	2020	$—	$25,850	$—	—	$—	$—	$25,850

Brett Lay	2019	$—	$23,500	$—	$—	$—	$—	$23,500
	2020	$—	$50,000	$—	$—	$—	$—	$50,000

Joshua Jacobs	2019	$—	$—	$—	$—	$—	$—	$—
	2020	$—	$—	$—	$—	$—	$—	$—

Lea Hickman	2019	$—	$—	$—	$—	$—	$—	$—
	2020	$—	$—	$—	$—	$—	$—	$—

Wilson Rondini	2019	$—	$117,500	$—	$—	$—	$—	$117,500
(resigned)	2020	$—	$—	$—	$—	$—	$—	$—

Jon Najarian	2019	$—	$—	$—	$—	$—	$—	$—
(resigned)	2020	$—	$—	$—	$—	$—	$—	$—

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The following table sets forth the names, ages, and positions of our executive officers as of October 25, 2021. Please see Proposal 1 for additional information regarding our directors. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs. There are no arrangements or understandings between any director and any other person pursuant to which any director or executive officer was or is to be selected as a director or executive officer, as applicable. There currently are no legal proceedings with respect to our executive officers and directors, and during the past ten years there have been no legal proceedings that are material to the evaluation of the ability or integrity of any of our directors or director nominees.

Name	Age	Positions and Offices Held
Tom Furukawa	48	Chief Executive Officer
Brent Suen	54	President, Chairman, Principal Financial Officer and Director
Steven Hartman	49	Chief Operating Officer
Lionel Choong	59	Chief Financial Officer and Director
Eddie Foong	47	Vice President, Product
John MacNeil	59	Chief of Staff and Director

Set forth below is a brief description of the background and business experience of our executive officers:

Brent Suen, age 54, President, Chairman, Principal Financial Officer and Director

Please see Mr. Suen’s biography under the “Nomination of Directors” section of Proposal 1 of this Proxy Statement, above.

Tom Furukawa, age 48, Chief Executive Officer

Mr. Furukawa, has served in senior level management roles over the last 26 years for some of the world’s most successful companies, including IBM Tivoli (a division of NYSE-traded IBM), Yahoo!, Kelley Blue Book, The Enthusiast Network, The Rubicon Project, Enstigo, ZEFR, and the Ad Exchange Group. Mr. Furukawa has been on the forefront of major changes in the online ad and marketing industry, and brings to the Company deep experience in the development and product management for advertising and digital media technologies. As a recognized industry-thought leader, Mr. Furukawa has refined the craft of creating products that automate and streamline today’s fast-growing programmatic ad marketplace.

Steven Hartman, age 49, Chief Operating Officer

Mr. Hartman served as our Chief Product Officer until July 16, 2021, at which time he was appointed as Chief Operating Officer. Mr. Hartman brings over 25 years of experience in enterprise software and marketing at major technology companies. Mr. Hartman previously served as the vice present of global marketing at Kenshoo, a digital advertising platform that connects marketers and customers, where he instituted marketing programs that increased topline growth, reduced marketing spend and grew the bottom line. He served as vice president of product marketing at Acxiom (now LiveRamp Holdings), a SaaS-based data connectivity platform, where he co-led product positioning and awareness of the LiveRamp acquisition, a data connectivity platform acquired by Acxiom. He served as vice president of marketing at Viglink (now Sovrn) and at The Rubicon Project

He held several senior level product and marketing roles at Yahoo! and IBM. At Yahoo!, he managed a product management team that successfully launched and grew the company’s display advertising platform. At IBM, he developed and executed multi-touch marketing campaigns for Tivoli’s line of J2EE-based solutions that generated $285 million in annual revenue.

An accomplished MarTech innovator, Mr. Hartman is named on several technology patents covering programmatic advertising, private exchange, and inventory ad tagging innovations. Mr. Hartman earned his B.S. with Honors in Industrial Engineering from Purdue University.

Lionel Choong, age 59, Chief Financial Officer, Director

Please see Mr. Choong’s biography under the “Nomination of Directors” section of Proposal 1 of this Proxy Statement, above.

Eddie Foong, age 47, Vice President, Product

Eddie Foong served as our Chief Operating Officer and a director of the Company until September 1, 2020. Mr. Foong is now Vice President, Product. Mr. Foong is the founder and creator of AppLogiq, and has over 17 years of experience in IT, sales and marketing and operations. He was involved in a RFID technology company that developed and changed Singapore National Library Books borrowing system island wide. He previously headed the sales and marketing department of Info. Technology within MNCs and government agencies.

Mr. Foong graduated with a Class 1 BEng Honours Degree and IBM Award holder from University of Strathclyde, U.K.

John MacNeil, age 59, Chief of Staff, Director

Please see Mr. MacNeil’s biography under the “Nomination of Directors” section of Proposal 1 of this Proxy Statement, above.

Overview

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” included in our Annual Report, below. For the fiscal year ending December 31, 2020, our “named executive officers” and their positions were as follows:

•        Tom Furukawa, Chief Executive Officer

•        Brent Suen, President and Executive Chairman

•        Steven Hartman, Former Chief Product Officer, Current Chief Operating Officer

•        Daniel Urbino, Former Chief Operating Officer (resigned effective July 16, 2021)

•        Lionel Choong, Chief Financial Officer

•        Eddie Foong, Vice President, Product

•        John MacNeil, Chief of Staff

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion.

Summary Compensation Table

The following table provides information concerning all compensation awarded to, earned by, or paid to our former or current “principal executive officer” and executive officers for the fiscal years ended December 31, 2020 and 2019. We refer to these individuals as our “named executive officers.”

SUMMARY COMPENSATION TABLE

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers for the fiscal years ended December 31, 2020 and 2019.

Name and Position	Year	Salary paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Brent Suen President, Chairman, Chief Executive Officer (former), President, Principal Financial Officer and Director	2019	60,000	193,750	—	—	—	—	253,750
	2020	144,000	213,125	—	—	—	—	357,125

Tom Furukawa Chief Executive Officer	2020	275,000	90,000	—	—	—	—	365,000

Steven Hartman, Chief Product Officer	2020	220,000	—	—	—	—	—	220,000

Daniel Urbino, Chief Operating Officer	2020	222,799	—	—	6,771	—	—	229,570

Lionel Choong Chief Financial Officer and Director	2019	120,000	117,500	—	—	—	—	237,500
	2020	144,000	129,250	—	—	—	—	273,250

John MacNeil Chief of Staff and director	2019	97,000	176,250	—	—	—	—	273,250
	2020	90,000	193,875	—	—	—	—	283,875

Eddie Foong Vice President, Product	2019	120,000	58,750	—	—	—	—	178,750
	2020	120,000	64,625	—	—	—	—	184,625

Option Grants

We did not grant any options to any of our executive officers during the years ended December 31, 2020 and 2019.

Narrative Disclosure to Compensation Tables

As of December 31, 2020, Mr. Suen was entitled to a base compensation of $144,000 per annum.

As of December 31, 2020, Mr. Choong was entitled to a base compensation of $144,000 per annum.

As of December 31, 2020, Mr. Foong was entitled to a base compensation of $120,000 per annum.

As of December 31, 2020, MacNeil was entitled to a base compensation of $90,000 per annum.

As of December 31, 2020, Urbino was entitled to a base compensation of $222,790 per annum

As of December 31, 2020, Mr. Furukawa was entitled to a base compensation of $275,000 per annum. Mr. Furukawa shall be entitled to receive bonus (the “Bonus”) and incentive compensation, described below (the “Incentive Compensation”) of up to $180,000 per annum based on the performance metrics of the Company. Payment of the Bonus is conditioned on compliance with applicable law, and shall be payable to Mr. Furukawa in equal quarterly installments (i) only if the Mr. Furukawa has not breached the terms of his employment agreement, and (ii) only if Mr. Furukawa continues to be employed by the Company on the date of determination of the Bonus as well as on the date of payment thereof. The Incentive Compensation is subject to approval of the Board. Mr. Furukawa shall receive equity compensation, which shall be granted pursuant to the terms of the Plan.

As of December 31, 2020, Mr. Hartman was entitled to a base compensation of $220,000 per annum. Hartman is also entitled to receive (i) a bonus of up to $88,000, (ii) additional equity incentive compensation to be determined at a later date, and (iii) certain payments and/or severance payments in the event that there is a change of control in the Company and/or if Mr. Hartman resigns or is terminated from the Company for cause or without cause, as applicable, pursuant to the terms and conditions of Mr. Hartman’s Employment Agreement with the Company.

Outstanding Equity Awards at Fiscal Year End

Equity Compensation Plan Information

See Proposal 4 “Approval of Second Amended and Restated 2020 Equity Incentive Plan” of this Proxy Statement for additional information regarding the Plan, and all amendments thereto.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding our shares of common stock beneficially owned as of October 25, 2021, for (i) each stockholder known to be the beneficial owner of 5% or more of our outstanding shares of Common Stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group. A person is considered to beneficially own any shares: (a) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (b) of which such person has the right to acquire beneficial ownership at any time within 60 days after such date upon the exercise of stock options, warrants or convertible securities. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days after October 25, 2021. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons, any shares that such person or persons has the right to acquire within 60 days after October 25, 2021 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

Unless otherwise specified, the address of each of the persons set forth below is in care of Logiq Inc., 85 Broad Street, 16-079, New York, NY 10004.

Name of Beneficial Owner	Position	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned(1)
Named Executive Officers and Directors
Brent Suen	President, Chairman, Principal Financial Officer & Director	352,270	1.3%
Tom Furukawa	Chief Executive Officer	74,728	*
Steven Hartman	Chief Operating Officer	11,527	*
John MacNeil	Chief of Staff, Director	174,614	*
Eddie Foong	Vice President, Product	289,995	1.1%
Lionel Choong	Chief Financial Officer & Director	150,305	*
Matthew Burlage	Independent Director	133,075	*
Ross O’Brien	Independent Director	102,307	*
Joshua Jacobs	Independent director	15,000	*
Lea Hickman	Independent Director	15,000	*
Brett Lay	Independent Director	102,307	*
All Directors and Officers as a group (11 persons)		1,421,128	5.4%

____________

*         Less than 1%

(1)      Applicable percentage ownership is based on 26,310,757shares of Common Stock outstanding as of October 25, 2021.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Except as provided in “Executive Compensation” set forth above, for the past two fiscal years, we have not entered into any transactions with any of our directors, nominees for director, officers or principal stockholders, nor any associate or affiliate of the foregoing, and we are not currently considering any proposed transactions with such related persons in which:

•        the amounts involved exceeded or will exceed $120,000; or

•        one percent (1%) of the average of our total assets at year-end for the last two completed fiscal years, and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest

Board Committees and Director Independence

We believe our corporate governance initiatives comply with the rules and regulations of the SEC and with the rules of OTCQX.

Policies and Procedures Regarding Related Party Transactions

We have not adopted any formal procedures for the review or ratification, or standards for approval, of related-party transactions, but instead review such transactions on a case-by-case basis.

Interest of Certain Persons in Matters to be Acted Upon

Other than the election of directors, any future receipt of awards under our Second A&R Plan (if Proposal 4 is approved by our stockholders) and the approval of compensation paid to our named executive officers, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Meeting as described in this Proxy Statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our officers and directors, and persons who beneficially own more than ten percent (10%) of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than ten percent beneficial stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To the best of our knowledge, based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by us during or with respect to the year ended December 31, 2020, the following persons did not file on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2020:

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Tom Furukawa, Chief Executive Officer	0	0	0
Brent Suen, President, Chairman, Principal Financial Officer & Director	1	1	0
Lionel Choong, Chief Financial Officer and Director	0	0	0
Steven Hartman, Chief Operating Officer, former Chief Product Officer	0	0	0
Eddie Foong, Vice President, Product	0	0	0
John MacNeil, Chief of Staff and Director	0	0	0
Matthew Burlage, Independent Director	0	0	0
Joshua Jacobs, Independent Director	0	0	0
Ross O’Brien, Independent Director	0	0	0
Brett Lay, Independent Director	0	0	0
Lea Hickman, Independent Director	0	0	0

OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the Meeting. However, should any other matters properly come before the Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.

MISCELLANEOUS

The Company will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our Common Stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials may deliver a single proxy statement and/or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares of Common Stock. We will also deliver a separate copy of this Proxy Statement and our Annual Report to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Brent Suen, President and Executive Chairman, 85 Broad Street, 16-079, New York, NY 10004, by registered, certified or express mail or by calling the Company at (808) 829-1057.

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

November 5, 2021	By Order of the Board of Directors
/s/ Brent Suen
Brent Suen,
President and Executive Chairman

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement and Form 10-K are available at www.proxyvote.com.

D62284-Z81351

LOGIQ, INC.
Special Meeting of Stockholders
December 20, 2021 11:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Brent Suen and Tom Furukawa, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of LOGIQ, INC. that the stockholder(s) are entitled to vote at the Special Meeting of Stockholders to be held at 11:00 AM, EST on December 20, 2021, at www.virtualshareholdermeeting.com/LGIQ2021SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY D62283-Z81351 01) Brent Suen 02) Lionel Choong 03) John MacNeil 04) Matthew Burlage 05) Joshua Jacobs 06) Brett Lay 07) Ross O’Brien 08) Lea Hickman Nominees: 4. To approve the Company’s Second Amended and Restated 2020 Equity Incentive Plan; 3. To authorize and approve that the Company’s current Bylaws, as amended to date, be amended, restated, and replaced in their entirety by the First Amended and Restated Bylaws; ! ! ! 5. To ratify the appointment of Centurion ZD CPA & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; 6. To approve, on a non-binding advisory basis, named executive officer compensation; and 7. To approve, on a non-binding advisory basis, the frequency of the stockholder advisory vote to approve named executive officer compensation. For All Withhold All For All Except For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. LOGIQ, INC. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR the number(s) of the nominee(s) on the line below. following: The Board of Directors recommends you vote FOR the following proposals: The Board of Directors recommends you vote 3 years on the following proposal: LOGIQ, INC. 85 BROAD STREET, 16-079 NEW YORK, NY 10004 1. To elect eight (8) directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation, or removal; 2. To authorize and approve that the Company’s current Certificate of Incorporation, as amended to date, be amended, restated, and replaced in its entirety by the First Amended and Restated Certificate of Incorporation, which shall include, among other things, the authorization of blank check preferred stock; ! ! ! ! Three Years One Year Two Years Abstain For Against Abstain VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/LGIQ2021SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Exhibit A

PROPOSED FIRST AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
LOGIQ, INC.

[attached]

FIRST AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

LOGIQ, INC.

(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)

Logiq, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

1. That the name of this corporation is Logiq, Inc., and that this corporation was originally incorporated pursuant to the General Corporation Law on November 18, 2004 under the name Cdoor Corp.

2. That the Board of Directors duly adopted resolutions proposing to amend and restate the Certificate of Incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its stockholders, and authorizing the appropriate officers of this corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended and restated in its entirety to read as follows:

FIRST: The name of the Corporation is Logiq, Inc.

SECOND: The address of the Corporation’s registered office in the State of Delaware is 1013 Centre Road, Suite 403-B, in the City of Wilmington, County of New Castle, Zip Code 19805. The name of its registered agent at that address is the Vcorp Services, LLC.

THIRD: The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended or any successor statute.

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 260,000,000 shares, consisting of (a) 250,000,000 shares of Common Stock, par value $0.0001 per share (“Common Stock”), and (b) 10,000,000 shares of Preferred Stock, $0.0001 par value per share (“Preferred Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A. COMMON STOCK.

1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

2. Voting. The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (which, as used herein, shall mean the certificate of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation or the General Corporation Law of the State of Delaware. There shall be no cumulative voting. The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware, voting together as a single class, unless a vote by any holders of one or more series of Preferred Stock is required by the express terms of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Section B of this Article FOURTH.

3. Dividends. Dividends may be declared and paid on the Common Stock as and when determined by the Board of Directors subject to any preferential dividend or other rights of any then outstanding Preferred Stock and to the requirements of applicable law.

4. Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then outstanding Preferred Stock.

B. PREFERRED STOCK.

Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided.

Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designations relating thereto in accordance with the General Corporation Law of the State of Delaware, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the fullest extent now or hereafter permitted by the General Corporation Law of the State of Delaware. The powers, preferences and relative, participating, optional and other special rights of each such series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Without limiting the generality of the foregoing, the resolution or resolutions providing for the issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.

The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issuance of shares of such series then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware, voting together as a single class, without a separate vote of the holders of the class or classes the number of authorized shares of which are being increased or decreased, unless a vote by any holders of one or more series of Preferred Stock is required by the express terms of any series of Preferred Stock as provided for or fixed pursuant to the provisions of this Section B of Article FOURTH.

FIFTH: Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders, directors or any other persons herein are granted subject to this reservation.

SIXTH: In furtherance and not in limitation of the powers conferred upon it by the General Corporation Law of the State of Delaware, and subject to the terms of any series of Preferred Stock, the Board of Directors is expressly authorized to adopt, amend, alter or repeal the Bylaws of the Corporation. The stockholders may not adopt, amend, alter or repeal the Bylaws of the Corporation, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by this Certificate of Incorporation, by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article SIXTH.

SEVENTH: Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.

EIGHTH: The management of the business and the conduct of the affairs of the Corporation shall be carried out in accordance with the provisions of this Article EIGHTH.

1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

2. Number of Directors; Election of Directors. Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the Corporation shall be established from time to time by the Board of Directors. Election of directors need not be by written ballot, except as and to the extent provided in the Bylaws of the Corporation.

3. Stockholder Nominations and Introduction of Business, Etc. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws of the Corporation.

4. Amendments to Article. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article EIGHTH.

NINTH: Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by written consent, no action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article NINTH.

TENTH: Except as otherwise expressly provided by applicable law or the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to call a special meeting of the holders of such series, special meetings of stockholders for any purpose or purposes may be called at any time only by the Board of Directors, the chairperson of the Board of Directors, the chief executive officer or the president (in the absence of a chief executive officer), and may not be called by any other person or persons; the ability of stockholders to call a special meeting is hereby specifically denied. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of meeting. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article TENTH.

ELEVENTH: Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, creditors or other constituents, (c) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware or this Certificate of Incorporation or the Bylaws of the Corporation, (d) any action to interpret, apply, enforce or determine the validity of this Certificate of Incorporation or the Bylaws of the Corporation or (e) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein; provided that, if and only if the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in the State of Delaware. This Article ELEVENTH shall not apply to actions brought to enforce a duty or liability created by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any claim for which the federal courts have exclusive jurisdiction. Further, unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, or any successor thereto or, to the fullest extent permitted by law, under the Securities Exchange Act of 1934, as amended, or any successor thereto. Failure to enforce the foregoing provisions of this Article ELEVENTH would cause the Corporation irreparable harm, and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions.

To the fullest extent permitted by applicable law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article ELEVENTH. Notwithstanding any other provisions of law, this Certificate of Incorporation or the Bylaws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article ELEVENTH. If any provision or provisions of this Article ELEVENTH shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article ELEVENTH (including, without limitation, each portion of any sentence of this Article ELEVENTH containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

*    *    *

3. That the foregoing amendment and restatement was approved by the holders of the requisite number of shares of this corporation in accordance with Section 242(b) of the General Corporation Law.

4. That this Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of this Corporation’s Certificate of Incorporation, has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law.

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this corporation on this ___ day of _______________, 2021.

LOGIQ, INC.
By:
	Name:	Brent Suen
	Title:	President and Executive Chairman

Exhibit B

PROPOSED FIRST AMENDED AND RESTATED BYLAWS
OF
LOGIQ, INC.

[attached]

FIRST AMENDED AND RESTATED
BYLAWS
OF
LOGIQ, INC.

(a Delaware corporation)

B-i

TABLE OF CONTENTS

(continued)

B-ii

AMENDED AND RESTATED BYLAWS
OF
LOGIQ, INC.

ARTICLE I — CORPORATE OFFICES

1.1 REGISTERED OFFICE.

The registered office of Logiq, Inc. (the “Corporation”) shall be fixed in the Corporation’s certificate of incorporation, as the same may be amended from time to time (the “certificate of incorporation”).

1.2 OTHER OFFICES.

The Corporation’s board of directors (the “Board”) may at any time establish other offices at any place or places where the Corporation is qualified to do business.

ARTICLE II — MEETINGS OF STOCKHOLDERS

2.1 PLACE OF MEETINGS.

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2 ANNUAL MEETING.

The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 of these bylaws may be transacted.

2.3 SPECIAL MEETING.

Except as otherwise expressly provided by applicable law or the certificate of incorporation, a special meeting of the stockholders may be called at any time by the Board, chairperson of the Board, chief executive officer or president (in the absence of a chief executive officer), but such special meetings may not be called by any other person or persons. The Board may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

No business may be transacted at such special meeting other than the business specified in such notice to stockholders. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board may be held.

2.4 ADVANCE NOTICE PROCEDURES FOR BUSINESS BROUGHT BEFORE A MEETING.

(a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) brought before the meeting by the Corporation and specified in the notice of meeting given by or at the direction of the Board, (ii) brought before the meeting by or at the direction of the Board (or a committee thereof) or (iii) otherwise properly brought before the meeting by a stockholder who (A) was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (B) is entitled to vote at the meeting and (C) has complied with this Section 2.4 as to such business. Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), and included in the notice of meeting given by or at the direction of the Board, the foregoing clause (iii) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. Stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders, and the only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.3 of these bylaws. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5 of these bylaws, and this Section 2.4 shall not be applicable to nominations except as expressly provided in Section 2.5 of these bylaws.

(b) Without qualification, for business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of the second sentence of Section 2.4(a) of these bylaws, the stockholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received by the Secretary at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that (x) if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date or (y) with respect to the first annual meeting held after the Company’s initial public offering of its shares pursuant to a registration statement on Form S-1, notice by the stockholder to be timely must be so delivered, or mailed and received, not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the later of the close of business on the ninetieth (90th) day prior to such annual meeting and the close of business on the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of Timely Notice as described above.

(c) To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the secretary of the Corporation shall set forth:

(i) As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, without limitation, if applicable, the name and address that appear on the Corporation’s books and records) and (B) the class or series and number of shares of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Stockholder Information”);

(ii) As to each Proposing Person, (A) any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of the Corporation, including, without limitation, due to the fact that the value of such derivative, swap or other transactions are determined by reference to the price, value or volatility of any shares of any class or series of the Corporation, or which derivative, swap or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of the Corporation (“Synthetic Equity Interests”), which Synthetic Equity Interests shall be disclosed without regard to whether (x) the derivative, swap or other transactions convey any voting rights in such shares to such Proposing Person, (y) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such shares or (z) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions, (B) any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of the Corporation, (C) any agreement, arrangement, understanding or relationship, including, without limitation, any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of the Corporation, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the Corporation (“Short Interests”), (D) any rights to dividends on the shares of any class or series of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (E) any performance related fees (other than an asset based fee) that such Proposing Person is entitled to based on any increase or decrease in the price or value of shares of any class or series of the Corporation, or any Synthetic Equity Interests or Short Interests, if any, (F)(x) if such Proposing Person is not a natural person, the identity of the natural person or persons associated with such Proposing Person responsible for the formulation of and decision to propose the business to be brought before the meeting (such person or persons, the “Responsible Person”), the manner in which such Responsible Person was selected, any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Proposing Person, the qualifications and background of such Responsible Person and any material interests or relationships of such Responsible Person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, and (y) if such Proposing Person is a natural person, the qualifications and background of such natural person and any material interests or relationships of such natural person that are not shared generally by any other record or beneficial holder of the shares of any class or series of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, (G) any significant equity interests or any Synthetic Equity Interests or Short Interests in any principal competitor of the Corporation held by such Proposing Persons, (H) any direct or indirect interest of such Proposing Person in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, without limitation, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (I) any pending or threatened litigation in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (J) any material transaction occurring during the prior twelve months between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation, on the other hand, (K) a summary of any material discussions regarding the business proposed to be brought before the meeting (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record or beneficial holder of the shares of any class or series of the Corporation (including, without limitation, their names) and (L) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (L) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and

(iii) As to each item of business that the stockholder proposes to bring before the annual meeting, (A) a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including, without limitation, the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment), (C) a reasonably detailed description of all agreements, arrangements and understandings between or among any of the Proposing Persons or between or among any Proposing Person and any other person or entity (including, without limitation, their names) in connection with the proposal of such business by such stockholder, (D) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business, (E) a representation whether the Proposing Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal and/or (2) otherwise to solicit proxies or votes from stockholders in support of such proposal and (F) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this paragraph (c)(iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.

(d) For purposes of this Section 2.4, the term “Proposing Person” shall mean (i) the stockholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made,

(iii) any affiliate or associate (each within the meaning of Rule 12b-2 under the Exchange Act for the purposes of these bylaws) of such stockholder or beneficial owner and (iv) any other person with whom such stockholder or beneficial owner (or any of their respective affiliates or associates) is Acting in Concert (as defined below).

(e) A person shall be deemed to be “Acting in Concert” with another person for purposes of these bylaws if such person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert with, or towards a common goal relating to the management, governance or control of the Corporation in parallel with, such other person where (i) each person is conscious of the other person’s conduct or intent and this awareness is an element in their decision-making processes and (ii) at least one additional factor suggests that such persons intend to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information (whether publicly or privately), attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel; provided, that a person shall not be deemed to be Acting in Concert with any other person solely as a result of the solicitation or receipt of revocable proxies or consents from such other person in response to a solicitation made pursuant to, and in accordance with, the Section 14(a) of the Exchange Act by way of a proxy or consent solicitation statement filed on Schedule 14A. A person Acting in Concert with another person shall be deemed to be Acting in Concert with any third party who is also Acting in Concert with such other person.

(f) A stockholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for determining stockholders entitled to notice of the annual meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining stockholders entitled to notice of the annual meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(g) Notwithstanding anything in these bylaws to the contrary and except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, no business shall be conducted at an annual meeting except in accordance with this Section 2.4. The presiding officer of an annual meeting of stockholders shall have the power and duty (a) to determine that any business was not properly brought before the meeting in accordance with this Section 2.4 (including whether the stockholder or beneficial owner, if any, on whose behalf the business proposed to be brought before the annual meeting is made, solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies or votes in support of such stockholder’s business in compliance with such stockholder’s representation as required by clause (c)(iii)(E) of this Section 2.4); and (b) if any proposed business was not proposed in compliance with this Section 2.4 to declare to the meeting that any such business not properly brought before the meeting shall not be transacted.

(h) The foregoing notice requirements of this Section 2.4 shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(i) For purposes of these bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(j) Notwithstanding the foregoing provisions of this Section 2.4, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting to present proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.4, except as provided under Rule 14a-8 under the Exchange Act, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the annual meeting and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the annual meeting.

(k) Notwithstanding the foregoing provisions of this Section 2.4, a stockholder shall also comply with all applicable requirements of the Exchange Act with respect to the matters set forth in this Section 2.4; provided however, that any references in these bylaws to the Exchange Act are not intended to and shall not limit any requirements applicable to proposals as to any business to be considered pursuant to this Section 2.4 (including paragraph (a)(iii) hereof), and compliance with paragraph (a)(iii) of this Section 2.4 shall be the exclusive means for a stockholder to submit business (other than, as provided in the first sentence of paragraph (h) of this Section 2.4, business brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time).

2.5 ADVANCE NOTICE PROCEDURES FOR NOMINATIONS OF DIRECTORS.

(a) Nominations of any person for election to the Board at an annual meeting or at a special meeting (but, in the case of a special meeting, only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the Board or any committee thereof, or (ii) by a stockholder who (A) was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the Corporation) both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting and (C) has complied with this Section 2.5 as to such nomination. The foregoing clause (ii) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board to be considered by the stockholders at an annual meeting or special meeting.

(b) Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (i) provide Timely Notice (as defined in Section 2.4(b) of these bylaws) thereof in writing and in proper form to the secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. Notwithstanding anything in this paragraph to the contrary, in the event that the number of directors to be elected to the Board at an annual meeting is increased effective after the time period for which nominations would otherwise by due under this paragraph (b) and there is no public announcement by the Corporation naming the nominees for the additional directorships at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by paragraph (b) of this Section 2.5 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation. Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting, then for a stockholder to make any nomination of a person or persons for election to such position(s) as specified in the notice of the special meeting, the stockholder must (i) provide timely notice thereof in writing and in proper form to the secretary of the Corporation at the principal executive offices of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the later of the close of business on the ninetieth (90th) day prior to such special meeting and the close of business on the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4(i) of these bylaws) of the date of such special meeting was first made. In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c) To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the secretary of the Corporation shall set forth:

(i) As to each Nominating Person (as defined below), the Stockholder Information (as defined in Section 2.4(c)(i) of these bylaws) except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(i);

(ii) As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(c)(ii), except that for purposes of this Section 2.5 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(ii) and the disclosure in clause (L) of Section 2.4(c)(ii) shall be made with respect to the election of directors at the meeting), provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Nominating Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and;

(iii) As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.5 if such proposed nominee were a Nominating Person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including, without limitation, such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among any Nominating Person, on the one hand, and each proposed nominee, his or her respective affiliates and associates and any other persons with whom such proposed nominee (or any of his or her respective affiliates and associates) is Acting in Concert (as defined in Section 2.4(e) of these bylaws), on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant (the disclosures to be made pursuant to the foregoing clauses (A) through (C) are referred to as “Nominee Information”), (D) a representation that the Nominating Person is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination, (E) a representation whether the Nominating Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect the nominee and/or (2) otherwise to solicit proxies or votes from stockholders in support of such nomination and (F) a completed and signed questionnaire, representation and agreement as provided in Section 2.5(g); and

(iv) The Corporation may require any proposed nominee to furnish such other information (A) as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation in accordance with the Corporation’s Corporate Governance Guidelines or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee.

(d) For purposes of this Section 2.5, the term “Nominating Person” shall mean (i) the stockholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, (iii) any affiliate or associate of such stockholder or beneficial owner and (iv) any other person with whom such stockholder or such beneficial owner (or any of their respective affiliates or associates) is Acting in Concert.

(e) A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for determining stockholders entitled to notice of the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining stockholders entitled to notice of the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(f) Notwithstanding anything in these bylaws to the contrary, no person shall be eligible for election as a director of the Corporation unless nominated in accordance with this Section 2.5, except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act. The presiding officer at any meeting of stockholders shall have the power and duty to (a) determine that a nomination was not properly made in accordance with this Section 2.5 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination was made, solicited or is part of a group which solicited) or did not so solicit, as the case may be, proxies or votes in support of such stockholder’s nomination in compliance with such stockholder’s representation as required by clause (c)(iii)(E) of this Section 2.5); and (b) if any proposed nomination was not made in compliance with this Section 2.5 to declare such determination to the meeting that the defective nomination shall be disregarded.

(g) To be eligible to be a nominee for election as a director of the Corporation, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of notice under this Section 2.5) to the secretary of the Corporation at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the secretary upon written request) and a written representation and agreement (in form provided by the secretary upon written request) that such proposed nominee (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (ii) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the Corporation and (iii) in such proposed nominee’s individual capacity and on behalf of the stockholder (or the beneficial owner, if different) on whose behalf the nomination is made, would be in compliance, if elected as a director of the Corporation, and will comply with applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

(h) In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

(i) Notwithstanding the foregoing provisions of this Section 2.5, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting to present the proposed nomination, such proposed nomination shall not be considered, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.5, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting.

2.6 NOTICE OF STOCKHOLDERS’ MEETINGS.

Unless otherwise provided by law, the certificate of incorporation or these bylaws, the notice of any meeting of stockholders shall be sent or otherwise given in accordance with either Section 2.7 or Section 8.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting. The notice shall specify the place, if any, date and hour of the meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

2.7 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.

Notice of any meeting of stockholders shall be deemed given:

(a) if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the Corporation’s records; or

(b) if electronically transmitted as provided in Section 8.1 of these bylaws.

An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.8 QUORUM.

Unless otherwise provided by law, the certificate of incorporation or these bylaws, the holders of a majority in voting power of the capital stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, on any issue, voting by classes or series is law, the certificate of incorporation or these bylaws, at least a majority of the voting power, represented in person or by proxy (regardless of whether the proxy has authority to vote, or express consent or dissent, on all matters), within each such class or series is necessary to constitute a quorum of each such class or series A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (a) the chairperson of the meeting or (b) a majority in voting power of the stockholders entitled to vote thereon, present in person, or by remote communication, if applicable, or represented by proxy, shall have power to adjourn the meeting from time to time in the manner provided in Section 2.9 of these bylaws until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

2.9 ADJOURNED MEETING; NOTICE.

When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date for determining the stockholders entitled to vote is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting as of the record date for determining the stockholders entitled to notice of the adjourned meeting.

2.10 CONDUCT OF BUSINESS.

The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the person presiding over the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures (which need not be in writing) and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the presiding person of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present (including, without limitation, rules and procedures for removal of disruptive persons from the meeting); (c) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the presiding person of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants.

The presiding person at any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting (including, without limitation, determinations with respect to the administration and/or interpretation of any of the rules, regulations or procedures of the meeting, whether adopted by the Board or prescribed by the person presiding over the meeting), shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding person should so determine, such presiding person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

2.11 VOTING.

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.13 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder.

Directors shall be elected at a duly called or convened meeting of stockholders, at which a quorum is present, in accordance with the provisions of Section 3.3 of these bylaws. Except as otherwise provided by the certificate of incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or applicable law or pursuant to any regulation applicable to the Corporation or its securities, all other elections and questions presented to the stockholders at a duly called or convened meeting, at which a quorum is present, shall be decided by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation present in person or represented by proxy at the meeting and entitled to vote on the subject matter. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series or classes or series present in person or represented by proxy at the meeting shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of incorporation or these bylaws.

2.12 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

Subject to the rights of the holders of the shares of any series of Preferred Stock or any other class of stock or series thereof that have been expressly granted the right to take action by written consent, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

2.13 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING.

In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which shall not be more than sixty (60) days prior to such other action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

2.14 PROXIES.

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL. A proxy may be in the form of a telegram, cablegram or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other means of electronic transmission was authorized by the stockholder.

2.15 LIST OF STOCKHOLDERS ENTITLED TO VOTE.

The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the date of the meeting), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to the identity of the stockholders entitled to vote in person or by proxy and the number of shares held by each of them, and as to the stockholders entitled to examine the list of stockholders.

2.16 POSTPONEMENT AND CANCELLATION OF MEETING.

Any previously scheduled annual or special meeting of the stockholders may be postponed, and any previously scheduled annual or special meeting of the stockholders may be canceled, by resolution of the Board upon public notice given prior to the time previously scheduled for such meeting.

2.17 INSPECTORS OF ELECTION.

Before any meeting of stockholders, the Board shall appoint an inspector or inspectors of election to act at the meeting or its adjournment or postponement and make a written report thereof. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting may, and upon the request of any stockholder or a stockholder’s proxy shall, appoint a person to fill that vacancy. Unless otherwise required by law, inspectors may be officers, employees or agents of the Corporation. Such inspectors shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law. The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III — DIRECTORS

3.1 POWERS.

Subject to the provisions of the DGCL and any limitations in the certificate of incorporation relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

3.2 NUMBER OF DIRECTORS.

Unless the certificate of incorporation fixes the number of directors, the authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least one (1) member. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS.

At all duly called or convened meetings of stockholders, at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. Except as otherwise provided in this Section 3.3 and Section 3.4 of these bylaws, each director, including, without limitation, a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors.

Notwithstanding anything contrary in these bylaws, at any meeting of stockholders where an “uncontested election” of directors is held, if the number of votes withheld for a particular director nominee is greater than the votes cast in favor of such nominee, the director nominee shall immediately tender his or her resignation, in accordance with Section 3.4 of these bylaws, to the chair of the Board following the applicable meeting of the Corporation’s stockholders. For the purposes of this Section 3.3, an “uncontested election” of directors of the Corporation means an election where the number of nominees for election as a director is equal to the number of directors to be elected.

Following receipt of a resignation submitted pursuant to this Section 3.3, the Nominating and Corporate Governance Committee of the Board (the “Committee”) shall consider whether or not to accept the offer of resignation and shall recommend to the Board whether or not to accept it. With the exception of special circumstances that would warrant the continued service of the applicable director on the Board, the Committee shall be expected to accept and recommend acceptance of the resignation by the Board. In considering whether or not to accept the resignation, the Committee will consider all factors deemed relevant by members of the Committee including, without limitation: the effect that such resignation may have on the Corporation’s ability to comply with corporate or securities law requirements, applicable regulations or commercial agreements regarding the composition of the Board as a result of accepting the director’s resignation; if the director is a key member of an established, active special committee which has a defined term or mandate, whether accepting the resignation of such director would jeopardize the achievement of the special committee’s mandate; and if majority voting was used for a purpose inconsistent with the objectives of this Section 3.3. Within ninety (90) days following the applicable meeting of stockholders, the Board shall make its decision with respect to whether to accept or reject the director’s resignation, on the Committee’s recommendation. In considering the Committee’s recommendation, the Board will consider the factors considered by the Committee and such additional information and factors that the Board considers to be relevant and, absent exceptional circumstances, shall accept the director’s resignation offer.

Following the Board’s decision on the resignation, the Board shall promptly disclose, via press release, its decision as to whether or not to accept the director’s resignation offer, including, if applicable, a full statement of the reasons of the Board for rejecting the offer to resign. If a resignation is accepted by the Board, it will be effective as of such time. Subject to the provisions of the DGCL and any limitations in the certificate of incorporation or these bylaws, if a resignation is accepted, the Board may leave the resulting vacancy unfilled until the next annual meeting of stockholders or fill the vacancy through the appointment of a new director in accordance with Section 3.4 of these bylaws.

A director who tenders his or her resignation pursuant to this Section 3.3 shall not be permitted to participate in any meeting of the Board and/or the Committee at which his or her resignation is to be considered. However, if each member of the Committee received a greater number of proxy votes withheld than the votes cast for each member in the same election, or a sufficient number of the Committee members received a greater number of proxy votes withheld than the votes cast for such members in the same election, such that the Committee no longer has a quorum, then the remaining members of the Committee, if any, shall not consider the resignation offer(s) and the Board shall consider whether or not to accept the offer of resignation without a recommendation from the Committee. In the event that a sufficient number of Board members received a greater number of proxy votes withheld than the votes cast for such members in the same election, such that the Board no longer has a quorum, then such directors receiving a majority withheld vote shall not be permitted to vote in any meeting of the Board at which his or her resignation offer is considered, however he or she shall be counted for the purpose of determining whether the Board has quorum.

In the event that any director who received a greater number of votes withheld than votes cast in favor of such director’s election does not tender his or her resignation in accordance with this Section 3.3, he or she will not be re-nominated by the Board.

3.4 RESIGNATION AND VACANCIES.

Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

Unless otherwise provided in the certificate of incorporation or these bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors shall, unless the Board determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board shall be deemed to exist under these bylaws in the case of the death, removal or resignation of any director.

3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE.

The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment, including electronic communications or videoconference, by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.

3.6 REGULAR MEETINGS.

Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

3.7 SPECIAL MEETINGS; NOTICE.

Special meetings of the Board for any purpose or purposes may be called at any time by the chairperson of the Board, the chief executive officer, the president, the secretary or a majority of the authorized number of directors.

Notice of the time and place of special meetings shall be:

(a) delivered personally by hand, by courier or by telephone;

(b) sent by United States first-class mail, postage prepaid;

(c) sent by facsimile; or

(d) sent by electronic mail, electronic transmission or other similar means,

directed to each director at that director’s address, telephone number, facsimile number or electronic mail or other electronic address, as the case may be, as shown on the Corporation’s records.

If the notice is (a) delivered personally by hand, by courier or by telephone, (b) sent by facsimile or (c) sent by electronic mail or electronic transmission, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8 QUORUM; VOTING.

The greater of (a) a majority of the directors at any time in office and (b) one-third of the number of directors established by the Board pursuant to Section 3.2 of these bylaws shall constitute a quorum of the Board for the transaction of business. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws. In the event a director or directors abstain or are disqualified from a vote, the majority vote of the director or the directors thereof not abstaining or disqualified from voting, whether or not such director or directors constitute a quorum, shall be the act of the board of directors.

If the certificate of incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

3.9 BOARD ACTION BY CONSENT WITHOUT A MEETING.

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10 FEES AND COMPENSATION OF DIRECTORS.

Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.

3.11 REMOVAL OF DIRECTORS.

Subject to the rights of the holders of the shares of any series of Preferred Stock, the Board or any individual director may be removed, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon. Notwithstanding the foregoing: (i) if the Board is classified as provided DGCL 141(d), stockholders may effect a removal of a director only for cause unless the certificate of incorporation otherwise provides; and (ii) if the Corporation is subject to cumulative voting, unless the entire Board is removed, no individual director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if voted cumulatively at an election of the entire Board, or, if there be classes of directors, at an election of the class of directors of which such director is a part.

ARTICLE IV — COMMITTEES

4.1 COMMITTEES OF DIRECTORS.

The Board may designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (b) adopt, amend or repeal any bylaw of the Corporation.

4.2 COMMITTEE MINUTES.

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3 MEETINGS AND ACTION OF COMMITTEES.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(a) Section 3.5 of these bylaws (place of meetings; meetings by telephone);

(b) Section 3.6 of these bylaws (regular meetings);

(c) Section 3.7 of these bylaws (special meetings; notice);

(d) Section 3.8 of these bylaws (quorum; voting);

(e) Section 3.9 of these bylaws (board action by consent without a meeting); and

(f) Section 7.12 of these bylaws (waiver of notice),

with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

(i) the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(ii) special meetings of committees may also be called by resolution of the Board; and

(iii) notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

4.4 SUBCOMMITTEES

Unless otherwise provided in the certificate of incorporation, these bylaws or the resolutions of the Board designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

ARTICLE V — OFFICERS

5.1 OFFICERS.

The officers of the Corporation shall be a president and a secretary. The Corporation may also have, at the discretion of the Board, a chairperson of the Board, a vice chairperson of the Board, a chief executive officer, a chief financial officer or treasurer, one (1) or more vice presidents, one (1) or more assistant vice presidents, one (1) or more assistant treasurers, one (1) or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2 APPOINTMENT OF OFFICERS.

The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3 SUBORDINATE OFFICERS.

The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board may from time to time determine.

5.4 REMOVAL AND RESIGNATION OF OFFICERS.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written or electronic notice to the Corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the officer. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.5 VACANCIES IN OFFICES.

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2 of these bylaws.

5.6 REPRESENTATION OF SHARES OF OTHER CORPORATIONS.

The chairperson of the Board, the president, any vice president, the treasurer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board or the president or a vice president, is authorized to vote, represent and exercise on behalf of this Corporation all rights incident to any and all securities of any other entity or entities standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7 AUTHORITY AND DUTIES OF OFFICERS.

All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

5.8 COMPENSATION.

The salaries of the officers of the Corporation shall be fixed from time to time by the Board.

ARTICLE VI — RECORDS AND REPORTS

6.1 MAINTENANCE OF RECORDS.

The Corporation shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records.

ARTICLE VII — GENERAL MATTERS

7.1 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.

The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

7.2 STOCK CERTIFICATES; PARTLY PAID SHARES.

The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Certificates for the shares of stock, if any, shall be in such form as is consistent with the certificate of incorporation and applicable law. Every holder of stock represented by a certificate shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairperson or vice chairperson of the Board, or the president or vice president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

7.3 SPECIAL DESIGNATION ON CERTIFICATES.

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

7.4 LOST CERTIFICATES.

Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.5 CONSTRUCTION; DEFINITIONS.

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

7.6 DIVIDENDS.

The Board, subject to any restrictions contained in either (a) the DGCL or (b) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock, subject to the provisions of the certificate of incorporation.

The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

7.7 FISCAL YEAR.

The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.8 SEAL.

The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.9 TRANSFER OF STOCK.

Shares of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Shares of stock of the Corporation shall be transferred on the books of the Corporation only by the holder of record thereof or by such holder’s attorney duly authorized in writing, upon surrender to the Corporation of the certificate or certificates representing such shares endorsed by the appropriate person or persons (or by delivery of duly executed instructions with respect to uncertificated shares), with such evidence of the authenticity of such endorsement or execution, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer stamps. To the fullest extent permitted by law, no transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.

7.10 STOCK TRANSFER AGREEMENTS.

The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

7.11 REGISTERED STOCKHOLDERS.

The Corporation, to the fullest extent permitted by law:

(a) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;

(b) shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and

(c) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

7.12 WAIVER OF NOTICE.

Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

ARTICLE VIII — NOTICE BY ELECTRONIC TRANSMISSION

8.1 NOTICE BY ELECTRONIC TRANSMISSION.

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the certificate of incorporation or these bylaws, any notice to stockholders given by the Corporation under any provision of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission. Consent to electronic transmission shall be revocable by the stockholder by written notice to the Corporation, and shall be deemed revoked if:

(a) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation in accordance with such consent; and

(b) such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(a)     if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(b)    if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(c)     if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; and

(d)    if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

8.2 DEFINITION OF ELECTRONIC TRANSMISSION.

For the purposes of these bylaws, an “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

ARTICLE IX — INDEMNIFICATION AND ADVANCEMENT

9.1 ACTIONS, SUITS AND PROCEEDINGS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION.

The Corporation shall indemnify each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including, without limitation, attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974, as amended), and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

9.2 ACTIONS OR SUITS BY OR IN THE RIGHT OF THE CORPORATION.

The Corporation shall indemnify any Indemnitee who was or is a party to or threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was, or has agreed to become, a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including, without limitation, attorneys’ fees) actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this Section 9.2 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless, and only to the extent, that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including, without limitation, attorneys’ fees) which the Court of Chancery of Delaware or such other court shall deem proper.

9.3 INDEMNIFICATION FOR EXPENSES OF SUCCESSFUL PARTY.

Notwithstanding any other provisions of this Article IX, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 9.1 and 9.2 of these bylaws, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, Indemnitee shall be indemnified to the fullest extent permitted by law against all expenses (including, without limitation, attorneys’ fees) actually and reasonably incurred by or on behalf of Indemnitee in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including, without limitation, a disposition without prejudice), without (a) the disposition being adverse to Indemnitee, (b) an adjudication that Indemnitee was liable to the Corporation, (c) a plea of guilty or nolo contendere by Indemnitee, (d) an adjudication that Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and (e) with respect to any criminal proceeding, an adjudication that Indemnitee had reasonable cause to believe his or her conduct was unlawful, Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

9.4 NOTIFICATION AND DEFENSE OF CLAIM.

As a condition precedent to an Indemnitee’s right to be indemnified, such Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving such Indemnitee for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to Indemnitee. After notice from the Corporation to Indemnitee of its election so to assume such defense, the Corporation shall not be liable to Indemnitee for any legal or other expenses subsequently incurred by Indemnitee in connection with such action, suit, proceeding or investigation, other than as provided below in this Section 9.4. Indemnitee shall have the right to employ his or her own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (a) the employment of counsel by Indemnitee has been authorized by the Corporation, (b) counsel to Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and Indemnitee in the conduct of the defense of such action, suit, proceeding or investigation or (c) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article IX. The Corporation shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for Indemnitee shall have reasonably made the conclusion provided for in clause (b) above. The Corporation shall not be required to indemnify Indemnitee under this Article IX for any amounts paid in settlement of any action, suit, proceeding or investigation effected without its written consent. The Corporation shall not settle any action, suit, proceeding or investigation in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee’s written consent. Neither the Corporation nor Indemnitee will unreasonably withhold or delay its consent to any proposed settlement.

9.5 ADVANCE OF EXPENSES.

Subject to the provisions of Sections 9.4 and 9.6 of these bylaws, in the event of any threatened or pending action, suit, proceeding or investigation of which the Corporation receives notice under this Article IX, any expenses (including, without limitation, attorneys’ fees) incurred by or on behalf of Indemnitee in defending an action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter to the fullest extent permitted by law; provided, however, that, to the extent required by law, the payment of such expenses incurred by or on behalf of Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined by final judicial decision from which there is no further right to appeal that Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article IX or otherwise; and provided further that no such advancement of expenses shall be made under this Article IX if it is determined (in the manner described in Section 9.6 of these bylaws) that (a) Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, or (b) with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe his or her conduct was unlawful. Such undertaking shall be accepted without reference to the financial ability of Indemnitee to make such repayment.

9.6 PROCEDURE FOR INDEMNIFICATION AND ADVANCEMENT OF EXPENSES.

In order to obtain indemnification or advancement of expenses pursuant to Section 9.1, 9.2, 9.3 or 9.5 of these bylaws, an Indemnitee shall submit to the Corporation a written request. Any such advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of Indemnitee, unless (a) the Corporation has assumed the defense pursuant to Section 9.4 of these bylaws (and none of the circumstances described in Section 9.4 of these bylaws that would nonetheless entitle the Indemnitee to indemnification for the fees and expenses of separate counsel have occurred) or (b) the Corporation determines within such 60-day period that Indemnitee did not meet the applicable standard of conduct set forth in Section 9.1, 9.2 or 9.5 of these bylaws, as the case may be. Any such indemnification, unless ordered by a court, shall be made with respect to requests under Section 9.1 or 9.2 of these bylaws only as authorized in the specific case upon a determination by the Corporation that the indemnification of Indemnitee is proper because Indemnitee has met the applicable standard of conduct set forth in Section 9.1 or 9.2 of these bylaws, as the case may be. Such determination shall be made in each instance (a) by a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question (“disinterested directors”), whether or not a quorum, (b) by a committee of disinterested directors designated by majority vote of disinterested directors, whether or not a quorum, (c) if there are no disinterested directors, or if the disinterested directors so direct, by independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation) in a written opinion or (d) by the stockholders of the Corporation.

9.7 REMEDIES.

To the fullest extent permitted by law, the right to indemnification or advancement of expenses as granted by this Article IX shall be enforceable by Indemnitee in any court of competent jurisdiction. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Section 9.6 of these bylaws that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. In any suit brought by Indemnitee to enforce a right to indemnification or advancement, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall have the burden of proving that Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article IX. Indemnitee’s expenses (including, without limitation, attorneys’ fees) reasonably incurred in connection with successfully establishing Indemnitee’s right to indemnification or advancement, in whole or in part, in any such proceeding shall also be indemnified by the Corporation to the fullest extent permitted by law. Notwithstanding the foregoing, in any suit brought by Indemnitee to enforce a right to indemnification hereunder it shall be a defense that the Indemnitee has not met any applicable standard for indemnification set forth in the DGCL.

9.8 LIMITATIONS.

Notwithstanding anything to the contrary in this Article IX, except as set forth in Section 9.7 of these bylaws, the Corporation shall not indemnify an Indemnitee pursuant to this Article IX in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board. Notwithstanding anything to the contrary in this Article IX, the Corporation shall not indemnify (or advance expenses to) an Indemnitee to the extent such Indemnitee is reimbursed (or advanced expenses) from the proceeds of insurance, and in the event the Corporation makes any indemnification (or advancement) payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund indemnification (or advancement) payments to the Corporation to the extent of such insurance reimbursement.

9.9 SUBSEQUENT AMENDMENT.

No amendment, termination or repeal of this Article IX or of the relevant provisions of the DGCL or any other applicable laws shall adversely affect or diminish in any way the rights of any Indemnitee to indemnification or advancement of expenses under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

9.10 OTHER RIGHTS.

The indemnification and advancement of expenses provided by this Article IX shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in Indemnitee’s official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of Indemnitee. Nothing contained in this Article IX shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification and advancement rights and procedures different from those set forth in this Article IX. In addition, the Corporation may, to the extent authorized from time to time by the Board, grant indemnification and advancement rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article IX.

9.11 PARTIAL INDEMNIFICATION.

If an Indemnitee is entitled under any provision of this Article IX to indemnification by the Corporation for some or a portion of the expenses (including, without limitation, attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974, as amended) or amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such expenses (including, without limitation, attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974, as amended) or amounts paid in settlement to which Indemnitee is entitled.

9.12 INSURANCE.

The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) against any expense, liability or loss incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

9.13 SAVINGS CLAUSE.

If this Article IX or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including, without limitation, attorneys’ fees), liabilities, losses, judgments, fines (including, without limitation, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974, as amended) and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including, without limitation, an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article IX that shall not have been invalidated and to the fullest extent permitted by applicable law.

9.14 DEFINITIONS.

Terms used in this Article IX and defined in Section 145(h) and Section 145(i) of the DGCL shall have the respective meanings assigned to such terms in such Section 145(h) and Section 145(i).

ARTICLE X — JURISDICTION AND FORUM

Unless otherwise provided in the Certificate of Incorporation or the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of fiduciary duty owed by, or other wrongdoing by, any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, creditors or other constituents, (c) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware or this Certificate of Incorporation or the Bylaws of the Corporation, (d) any action to interpret, apply, enforce or determine the validity of this Certificate of Incorporation or the Bylaws of the Corporation or (e) any action asserting a claim governed by the internal affairs doctrine, in each case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein; provided that, if and only if the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in the State of Delaware. This Article X shall not apply to actions brought to enforce a duty or liability created by the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any claim for which the federal courts have exclusive jurisdiction. Further, unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended or any successor thereto or, to the fullest extent permitted by law, under the Exchange Act of 1934, as amended, or any successor thereto. Failure to enforce the foregoing provisions of this Article X would cause the Corporation irreparable harm, and the Corporation shall be entitled to equitable relief, including injunctive relief and specific performance, to enforce the foregoing provisions.

ARTICLE XI — AMENDMENTS

Subject to the limitations set forth in Section 9.9 of these bylaws or the provisions of the certificate of incorporation, the Board is expressly empowered to adopt, amend or repeal the bylaws of the Corporation. The stockholders also shall have power to adopt, amend or repeal the bylaws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the certificate of incorporation, such action by stockholders shall require the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon.

LOGIQ, INC.

CERTIFICATE OF AMENDMENT AND RESTATEMENT OF BYLAWS

The undersigned hereby certifies that he or she is the duly elected, qualified, and acting Secretary of Logiq, Inc., a Delaware corporation, and that the foregoing bylaws were amended and restated effective as of __________, 2021 by the Corporation’s board of directors.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this ___ day of ___________, 2021.

Brent Suen, Secretary

Exhibit C

PROPOSED SECOND AMENDED AND RESTATED
LOGIQ, INC.
2020 EQUITY INCENTIVE PLAN

[attached]

logiq, Inc.

SECOND AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

Plan Adopted by the Board: September 30, 2020
Amended: April 21, 2021
Further Amended: October __, 2021

Termination Date: September 29, 2030

1. General.

(a) Purposes. The purposes of the Plan are as follows:

(i) To provide additional incentive for selected Employees, Directors and Consultants to further the growth, development and financial success of the Company by providing a means by which such persons can personally benefit through the ownership of capital stock of the Company; and

(ii) To enable the Company to secure and retain key Employees, Directors and Consultants considered important to the long-term success of the Company by offering such persons an opportunity to own capital stock of the Company.

(b) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards under the Plan are the Employees, Directors and Consultants of the Company and its Affiliates.

(c) Available Stock Awards. The following Stock Awards are available under the Plan: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Restricted Stock awards, (iv) Restricted Stock Units; (v) Stock Bonus awards; and (vi) Performance-Based Awards.

2. Definitions.

(a) “Administrator” means the entity that conducts the general administration of the Plan as provided herein. The term “Administrator” shall refer to the Board unless the Board has delegated administration to a Committee as provided in Article 3.

(b) “Affiliate” means:

(i) with respect to Incentive Stock Options, any “parent corporation” or “subsidiary corporation” of the Company, whether now existing or hereafter created or acquired, as those terms are defined in Sections 424(e) and 424(f) of the Code, respectively; and

(ii) with respect to Stock Awards other than Incentive Stock Options, any entity described in paragraph (a) of this Section 2(b), plus any other corporation, limited liability company, partnership or joint venture, whether now existing or hereafter created or acquired, with respect to which the Company beneficially owns more than fifty percent (50%) of: (1) the total combined voting power of all outstanding voting securities or (2) the capital or profits interests of a limited liability company, partnership or joint venture.

(c) “Award Shares” means the shares of Common Stock of the Company issued or issuable pursuant to a Stock Award, including Option Shares issued or issuable pursuant to an Option.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” shall mean:

(i) The direct or indirect sale or transfer, in a single transaction or a series of related transactions, by the stockholders of the Company of voting securities, in which the holders of the outstanding voting securities of the Company immediately prior to such transaction or series of transactions hold, as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power all outstanding voting securities of the Company or of the acquiring entity immediately after such transaction or series of related transactions;

(ii) A merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

(iii) A reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger;

(iv) The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s); or

(v) Any time individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means a committee appointed by the Board in accordance with Section 3(c).

(h) “Common Stock” means the shares of common stock of the Company.

(i) “Company” means Logiq, Inc., a Delaware corporation.

(j) “Consultant” means any consultant or adviser if:

(a) The consultant or adviser renders bona fide services to the Company or any Affiliate;

(b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and

(i) The consultant or adviser is a natural person who has contracted directly with the Company or any Affiliate to render such services.

(k) “Covered Employee” means an Employee who is, or is likely to become, a “covered employee” within the meaning of Section 162(m)(3) of the Code.

(l) “Director” means a member of the Board.

(m) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code and as interpreted by the Administrator in each case.

(n) “Effective Date” shall have the meaning given in Section 18 herein.

(o) “Employee” means a regular employee of the Company or an Affiliate, including an Officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company’s or an Affiliate’s classification of an individual as an “Employee” (or as not an “Employee”) for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. Neither service as a Director nor receipt of a director’s fee shall be sufficient to make a Director an “Employee.”

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(q) “Fair Market Value” means, as of any date, the value of the Common Stock of the Company determined as follows:

(i) If the Common Stock is then listed or admitted to trading on a national stock exchange, the Fair Market Value shall be:

(a) the five-day volume weighted average trading price, calculated by dividing the total value by the total volume of securities traded on a national stock exchange on which the Company’s securities are listed for the relevant period; or

(b) the closing price of the Common Stock on a national stock exchange on which the Company’s securities are listed on the previous trading day prior to the date of grant of the award; or

(ii) If the Common Stock is not then listed or admitted to trading on a national stock exchange, the Fair Market Value shall be determined by the Administrator in good faith using any reasonable method of valuation, which determination shall be conclusive and binding on all interested parties.

(r) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(s) “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor rule.

(t) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(u) “Officer” means any person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(v) “Option” means a stock option granted pursuant to the Plan.

(w) “Option Agreement” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

(x) “Optionee” means the Participant to whom an Option is granted or, if applicable, such other person who holds an outstanding Option.

(y) “Option Shares” means the shares of Common Stock of the Company issued or issuable pursuant to the exercise of an Option.

(z) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation”, and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(aa) “Participant” means an Optionee or any other person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(bb) “Performance-Based Award” means a Stock Award granted to selected Covered Employees pursuant to Article 7, but which is subject to the terms and conditions set forth in Article 8.

(cc) “Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on net assets, return on stockholders’ equity, return on sales, gross or net profit margin, working capital, earnings per share and price per share of Common Stock, the achievement of certain milestones, customer retention rates, licensing, partnership or other strategic transactions, obtaining a specified level of financing for the Company, as determined by the Administrator, including the issuance of securities, or the achievement of one or more corporate, divisional or individual scientific or inventive measures. Any of the criteria identified above may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Administrator shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(dd) “Performance Goals” means, for a Performance Period, the goals established in writing by the Administrator for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division or other operational unit, or an individual. The Administrator, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(ee) “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(ff) “Plan” means this Second Amended and Restated 2020 Equity Incentive Plan.

(gg) “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code

(hh) “Restricted Stock” means Common Stock awarded to a Participant pursuant to Section 7(b) that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

(ii) “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of a Restricted Stock award. Each Restricted Stock Award Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

(jj) “Restricted Stock Unit” means a right to receive a share of Common Stock during specified time periods granted pursuant to Section 7(c).

(kk) “Securities Act” means the Securities Act of 1933, as amended.

(ll) “Stock Award” means any right granted under the Plan, including an Option, a right to acquire Restricted Stock, a Restricted Stock Unit, a Stock Bonus or a Performance-Based Award.

(mm) “Stock Award Agreement” means any written or electronic agreement, including an Option Agreement, Stock Bonus Agreement, or Restricted Stock Award Agreement, between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan and any additional rules and regulations adopted by the Administrator and incorporated therein.

(nn) “Stock Bonus” means a payment in the form of shares of Common Stock, or as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Section 7(a).

(oo) “Stock Bonus Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of a Stock Bonus. Each Stock Bonus Agreement shall be subject to the terms and conditions of the Plan and any rules and regulations adopted by the Administrator and incorporated therein.

(pp) “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

(qq) “Termination of Service” means:

(i) With respect to Stock Awards granted to a Participant in his or her capacity as an Employee, the time when the employer-employee relationship between the Participant and the Company (or an Affiliate) is terminated for any reason, including, without limitation a termination by resignation, discharge, death or retirement;

(ii) With respect to Stock Awards granted to a Participant in his or her capacity as a Director, the time when the Participant ceases to be a Director for any reason, including without limitation a cessation by resignation, removal, failure to be reelected, death or retirement, but excluding cessations where there is a simultaneous or continuing employment of the former Director by the Company (or an Affiliate) and the Administrator expressly deems such cessation not to be a Termination of Service;

(iii) With respect to Stock Awards granted to a Participant in his or her capacity as a Consultant, the time when the contractual relationship between the Participant and the Company (or an Affiliate) is terminated for any reason; and

(iv) With respect to Stock Awards granted to a Participant in his or her capacity as an Employee, Director or Consultant of an Affiliate, when such entity ceases to qualify as an Affiliate under this Plan, unless earlier terminated as set forth above.

The Administrator, in its sole and absolute discretion, shall determine the effect of all other matters and issues relating to a Termination of Service.

3. Administration.

(a) Administration by Board. The Plan shall be administered by the Administrator unless and until the Board delegates administration to a Committee or an Officer, as provided in Section 3(c) below.

(b) Powers of the Administrator. The Administrator shall have the power, except as otherwise provided herein:

(i) To determine from time to time (A) which of the persons eligible under the Plan shall be granted Stock Awards; (B) when and how the Stock Awards shall be granted; (C) what type or combination of types of Stock Awards will be granted; (D) the terms and conditions of each Stock Award granted (which need not be identical), including, without limitation, the transferability or repurchase of such Stock Awards (except that Options shall not be transferrable) or Award Shares issuable thereunder, as applicable, and the circumstances under which Stock Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors; and (E) the number of Award Shares subject to a Stock Award that shall be granted to a Participant.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to make exceptions to any such provisions in good faith and for the benefit of the Company, and to establish, amend and revoke rules and regulations for the Plan’s administration. The Administrator, in the exercise of its power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To settle all controversies regarding the Plan and Stock Awards granted under it.

(iv) To accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(v) To suspend or terminate the Plan at any time. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

(vi) To submit any amendment to the Plan for stockholder approval.

(vii) To amend the Plan in any respect the Administrator deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to bring the Plan or Incentive Stock Options granted under it into compliance therewith.

(viii) To amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Administrator discretion; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (a) the Company requests the consent of the affected Participant, and (b) such Participant consents in writing. Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without the affected Participant’s consent, the Administrator may amend the terms of any one or more Stock Awards if necessary to maintain the qualified status of the Stock Award as an Incentive Stock Option or to bring the Stock Award into compliance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder.

(ix) To amend the Plan as provided in Section 16.

(x) To prescribe and amend the terms of the agreements or other documents evidencing Stock Awards made under this Plan (which need not be identical).

(xi) To place such restrictions on the sale or other disposition of Award Shares as may be deemed appropriate by the Administrator.

(xii) To determine whether, and the extent to which, adjustments are required pursuant to Section 11.

(xiii) Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company.

(c) Delegation to a Committee.

(i) General. The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in the Plan to the Administrator shall thereafter be deemed to be references to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

(ii) Section 162(m) and Rule 16b-3 Compliance. In the discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3 of the Exchange Act. In addition, the Board or the Committee, in its discretion, may (1) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Effect of Change in Status. The Administrator shall have the absolute discretion to determine the effect upon a Stock Award, and upon an individual’s status as an Employee, Consultant or Director under the Plan, including whether a Participant shall be deemed to have experienced a Termination of Service or other change in status, and upon the vesting, expiration or forfeiture of a Stock Award or Award Shares issuable in respect thereof, in the case of (i) a Termination of Service for cause, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between the Company and any Affiliate or between any Affiliates, (iii) any change in the Participant’s status from an Employee to a Consultant or member of the Administrator of Directors, or vice versa, and (v) any Employee who becomes employed by any partnership, joint venture, corporation or other entity not meeting the requirements of an Affiliate.

(e) Determinations of the Administrator. All decisions, determinations and interpretations by the Administrator regarding this Plan shall be final and binding on all Participants or other persons claiming rights under the Plan or any Stock Award. The Administrator shall consider such factors as it deems relevant to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any Director, Officer or Employee of the Company and such attorneys, consultants and accountants as it may select. A Participant or other holder of a Stock Award may contest a decision or action by the Administrator with respect to such person or Stock Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Administrator’s decision or action was arbitrary or capricious or was unlawful.

(f) Arbitration. Any dispute or claim concerning any Stock Awards granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in the County of San Diego, California. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting a Stock Award, Participants and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.

4. Shares Subject to the Plan; Overall Limitation.

(a) Shares Subject to the Plan. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the Award Shares that may be issued pursuant to Stock Awards shall not exceed in the aggregate Five Million] (5,000,000) shares of the Company’s Common Stock. Of such amount, Five Million] (5,000,000) Award Shares may be issued pursuant to Incentive Stock Options. In the event that (a) all or any portion of any Stock Award granted or offered under the Plan can no longer under any circumstances be exercised or otherwise become vested, or (b) any Award Shares are reacquired by the Company which were initially the subject of a Stock Award Agreement, the Award Shares allocable to the unexercised or unvested portion of such Stock Award, or the Award Shares so reacquired, shall again be available for grant or issuance under the Plan.

(b) Individual Participant Limitations. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11 below, the maximum number of shares of Common Stock with respect to one or more Stock Awards that may be granted to any one Participant during any calendar year shall be Two Million Five Hundred Thousand (2,500,000).

5. Eligibility.

(a) General. Incentive Stock Options may be granted only to Employees; all other Stock Awards may be granted only to Employees, Directors and Consultants. In the event a Participant is both an Employee and a Director, or a Participant is both a Director and a Consultant, the Stock Award Agreement shall specify the capacity in which the Participant is granted the Stock Award; provided, however, if the Stock Award Agreement is silent as to such capacity, the Stock Award shall be deemed to be granted to the Participant as an Employee or as a Consultant, as applicable.

(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

6. Option Agreement Provisions.

Each Option shall be granted pursuant to a written Option Agreement, signed by an Officer of the Company and by the Optionee, which shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. The provisions of separate Option Agreements need not be identical, but each Option Agreement shall include (through incorporation of the provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

(a) Term. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date of its grant or such shorter period specified in the Option Agreement; provided, however, that an Incentive Stock Option granted to a Ten Percent Stockholder shall be subject to the provisions of Section 5(b).

(b) Exercise Price of an Option. Subject to the provisions of Section 5(b) regarding Incentive Stock Options granted to Ten Percent Stockholders, the exercise price of each Option, whether an Incentive Stock Option or a Nonstatutory Stock Option, shall be not less than the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(c) Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Administrator in its sole discretion, by any combination of the methods of payment set forth below. The Administrator shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 6(c) are:

(i) by cash or check;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Administrator that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) by a “cashless exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided, further, however, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter to the extent that (A) shares are used to pay the exercise price pursuant to the “cashless exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Administrator.

(d) Vesting. Each Option shall vest and become exercisable in one or more installments, at such time or times and subject to such conditions, including without limitation the achievement of specified performance goals or objectives established with respect to one or more performance criteria, as shall be determined by the Administrator.

(e) Termination of Service. In the event of the Termination of Service of an Optionee for any reason (other than for “Cause,” as defined in an Option Agreement, or upon the Optionee’s death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is set forth in the Option Agreement (and in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the case of an Incentive Stock Option, such exercise period provided in the Option Agreement shall not exceed three (3) months from the date of termination.

(f) Disability of Optionee. In the event of a Termination of Service of an Optionee as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within the period specified in the Option Agreement (in no event to exceed twelve (12) months from the date of such termination in the case of an Incentive Stock Option), and only to the extent that the Optionee was entitled to exercise the Option at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).

(g) Death of Optionee. In the event that (i) an Optionee’s Termination of Service occurs as a result of the Optionee’s death, or (ii) an Optionee dies within the period (if any) specified in the Option Agreement after the Optionee’s Termination of Service for a reason other than death, then, notwithstanding Section 6(e) above, the Option may be exercised (to the extent the Optionee was entitled to exercise such Option as of the date of death) by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee’s death, but only within the period ending on the earlier of (i) the date that is twelve (12) months after the date of Termination of Service, or (ii) the expiration of the term of such Option as set forth in the Option Agreement.

(h) Termination for Cause. In the event of the Termination of Service of an Optionee for Cause, except as otherwise determined by the Administrator in the specific situation, all Options granted to such Optionee shall expire as set forth in the Option Agreement.

(i) Extension of Termination Date. An Optionee’s Option Agreement may provide that if the exercise of the Option following an Optionee’s Termination of Service (other than for Cause or upon the Optionee’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionee’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(j) Non-Exempt Employees. Unless otherwise determined by the Administrator of Directors, no Option granted to an Employee that is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay.

(k) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time prior to a Termination of Service to exercise the Option as to any part or all of the Option Shares prior to the full vesting of the Option. Any unvested Option Shares so purchased may be subject to an unvested share repurchase option in favor of the Company or to any other restriction the Administrator determines to be appropriate.

7. Provisions of Stock Awards Other Than Options.

(a) Stock Bonus Awards. Stock Bonus awards shall be made pursuant to Stock Bonus Agreements in such form and containing such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of Stock Bonus Agreements may change from time to time, and the terms and conditions of separate Stock Bonus Agreements need not be identical, but each Stock Bonus Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

(i) Consideration. A Stock Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit, provided that the Participant remains eligible to receive Stock Awards hereunder at the time of the award.

(ii) Vesting. Award Shares issued pursuant to a Stock Bonus Agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Administrator.

(iii) Termination of Service. In the event of a Termination of Service, the Company may reacquire any or all of the Award Shares held by the Participant which have or have not vested as of the date of termination under the terms of the Stock Bonus Agreement.

(iv) Transferability. Unless otherwise determined by the Administrator, rights to acquire Award Shares under the Stock Bonus Agreement shall not be transferable except by will or by the laws of descent and distribution, or, to the extent permitted by the Administrator, to a revocable trust.

(b) Restricted Stock Awards. Each Restricted Stock award shall be made pursuant to a Restricted Stock Award Agreement in such form and containing such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of the Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical, but each Restricted Stock Award

Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions (except to the extent that any such provision indicates it is permissible rather than mandatory):

(i) Purchase Price. The purchase price under each Restricted Stock Award Agreement shall be such amount as the Administrator shall determine and designate in such Restricted Stock Award Agreement, including no consideration or such minimum consideration as may be required by applicable law.

(ii) Consideration. The purchase price of Common Stock acquired pursuant to the Restricted Stock Award Agreement, if any, shall be paid either: (a) in cash at the time of purchase; (b) at the discretion of the Administrator, according to a deferred payment or other similar arrangement with the Participant; or (c) in any other form of legal consideration that may be acceptable to the Administrator in its discretion.

(iii) Vesting. Award Shares acquired under the Restricted Stock Award Agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Administrator.

(iv) Termination of Service. In the event of a Participant’s Termination of Service, the Company may repurchase or otherwise reacquire any or all of the Award Shares held by the Participant which have or have not vested as of the date of termination under the terms of the Restricted Stock Award Agreement.

(v) Transferability. Unless otherwise determined by the Administrator, rights to acquire Award Shares under the Restricted Stock Award Agreement shall not be transferable except by will, by the laws of descent and distribution, or, to the extent permitted by the Administrator, to a revocable trust.

(c) Restricted Stock Units. The Administrator is authorized to make Awards of Restricted Stock Units to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. Alternatively, Restricted Stock Units may become fully vested and nonforfeitable pursuant to the satisfaction of one or more Performance Goals or other specific performance goals as the Administrator determines to be appropriate at the time of the grant of the Restricted Stock Units or thereafter, in each case on a specified date or dates or over any period or periods determined by the Administrator. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Participant to whom the Award is granted. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit that is vested and scheduled to be distributed on such date and not previously forfeited. The Administrator shall specify the purchase price, if any, to be paid by the Participant to the Company for such shares of Stock. All Restricted Stock Unit awards shall be subject to such additional terms and conditions as determined by the Administrator and shall be evidenced by a written Stock Award Agreement.

8. Performance-Based Awards.

(a) Purpose. The purpose of this Article 8 is to provide the Administrator the ability to qualify Stock Awards other than Options as Qualified Performance-Based Compensation. If the Administrator, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 8 shall control over any contrary provision contained in Article 7; provided, however, that the Administrator may in its discretion grant Stock Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 8.

(b) Applicability. This Article 8 shall apply only to those Covered Employees selected by the Administrator to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

(c) Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Article 7 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Administrator shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period.

(d) Payment of Performance-Based Awards. Unless otherwise provided in the applicable Stock Award Agreement, a Participant must be employed by the Company or a Parent or Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

(e) Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

9. Covenants of the Company.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) Compliance with Laws and Regulations. This Plan, the grant and exercise of Stock Awards thereunder, and the obligation of the Company to sell, issue or deliver Award Shares under such Stock Awards, shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Company shall not be required to register in a Participant’s name or deliver any Award Shares prior to the completion of any registration or qualification of such Shares under any federal, state or local law or any ruling or regulation of any government body which the Administrator shall determine to be necessary or advisable. To the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary or advisable for the lawful issuance and sale of any Award Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Award Shares as to which such requisite authority shall not have been obtained. No Option shall be exercisable and no Award Shares shall be issued and/or transferable under any other Stock Award unless a registration statement with respect to the Award Shares underlying such Stock Award is effective and current or the Company has determined that such registration is unnecessary.

10. Use of Proceeds.

Proceeds from the sale of Award Shares shall constitute general funds of the Company and shall be used for general operating capital of the Company.

11. Adjustments Upon Change in Common Stock.

If any change is made in the Common Stock subject to the Plan or subject to any Stock Award without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, dividend in property other than cash, stock split, reverse stock split, liquidating dividend, exchange of shares, change in corporate structure or other distribution of the Company’s equity securities), the Plan and all outstanding Stock Awards will be appropriately adjusted in the class and maximum number of shares subject to the Plan and the class and number of shares and price per share of Common Stock subject to outstanding Stock Awards. Such adjustment shall be made by the Administrator, the determination of which shall be final, binding and conclusive.

12. Adjustments Upon Change in Control.

(a) The Administrator shall have the discretion to provide in each Stock Award Agreement the terms and conditions that relate to (i) vesting of such Stock Award in the event of a Change in Control, and (ii) assumption of such Stock Award Agreements or issuance of comparable securities under an incentive program in the event of a Change in Control. The aforementioned terms and conditions may vary in each Stock Award Agreement.

(b) If the terms of an outstanding Option Agreement provide for accelerated vesting in the event of a Change in Control, or to the extent that an Option is vested and not yet exercised, the Administrator in its discretion may provide, in connection with the Change in Control transaction, for the purchase or exchange of each Option for an amount of cash or other property having a value equal to the difference (or “spread”) between: (x) the value of the cash or other property that the Optionee would have received pursuant to the Change in Control transaction in exchange for the vested Option Shares issuable upon exercise of the Option had the Option been exercised immediately prior to the Change in Control, and (y) the aggregate exercise price of the vested Option Shares. If in such case the aggregate exercise price of the vested Option Shares is greater than or equal to the value of the cash or other property that the Optionee would have received pursuant to the Change in Control transaction in exchange for the vested Option Shares had the Option been exercised immediately prior to the Change in Control, then the Option shall be cancelled and Optionee shall receive no payment for such Option Shares. Upon such purchase, exchange or cancellation, the Option shall be terminated and Optionee shall have no further rights with respect to such Option.

(c) Outstanding Options shall terminate and cease to be exercisable upon consummation of a Change in Control except to the extent that the Options are assumed by the successor entity (or parent thereof) pursuant to the terms of the Change in Control transaction.

13. Acceleration of Exercisability and Vesting.

The Administrator shall have the power to accelerate the time at which any or all Stock Awards may first be exercised or the time during which any or all Stock Awards or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in any Stock Award stating the time at which it may first be exercised or the time during which it will vest. By approval of the Plan, the Company’s stockholders consent to any such accelerations in the Administrator’s sole discretion.

14. Dissolution or Liquidation.

In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

15. Miscellaneous.

(a) Stockholder Rights. Neither a Participant nor any person to whom a Stock Award is transferred shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Award Shares unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms and the Company has duly issued a stock certificate for such Award Shares.

(b) No Employment or Other Service Rights. Nothing in the Plan or any Stock Award Agreement shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause; (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate; or (iii) the service of a Director pursuant to the Bylaws or Certificate of Incorporation of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(c) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and any Affiliates) exceeds One Hundred Thousand Dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(d) Investment Assurances. The Company may require a Participant, as a condition of exercising an Option or otherwise acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act; or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(e) Withholding Obligations. The Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award, provided that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid classification of the Stock Award as a liability); or (iii) by such other method as may be set forth in the Stock Award Agreement.

(f) Compliance with Section 409A of the Code. To the extent applicable, the Plan and Stock Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date (as defined in Section 18 below). Notwithstanding any provision of the Plan or Stock Award to the contrary, in the event that following the Effective Date the Administrator determines that any Stock Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Stock Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (i) exempt the Stock Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Stock Award; or (ii) comply with the requirements of Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.

16. Amendment of the Plan.

(a) In General. The Administrator at any time, and from time to time, may amend the Plan. However, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment where the amendment will:

(i) Increase the number of shares reserved for Stock Awards under the Plan, except as provided in Section 11 relating to adjustments upon changes in Common Stock;

(ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code);

(iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code; or

(iv) Otherwise require the approval of stockholders under the rules of any stock exchange on which the Company’s securities are listed.

(b) Amendment to Maximize Benefits. It is expressly contemplated that the Administrator may amend the Plan in any respect the Administrator deems necessary or advisable to provide Participants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under the Plan into compliance therewith.

(c) No Impairment. The rights and obligations under any Stock Award granted before any amendment of the Plan shall not be altered or impaired by such amendment unless the Company requests the consent of the person to whom the Stock Award was granted and such person consents in writing; provided, however, that notwithstanding anything to the contrary in this Section 16 or elsewhere in this Plan, no such consent shall be required with respect to any amendment or alteration if the Administrator determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Stock Award to satisfy or conform to any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.

17. Termination or Suspension of the Plan.

(a) Termination or Suspension. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on September 29, 2030 (which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier), and no Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated, but Stock Awards and Stock Award Agreements then outstanding shall continue in effect in accordance with their respective terms.

(b) No Impairment. Rights and obligations under any Stock Award granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as otherwise provided herein or with the consent of the person to whom the Stock Award was granted.

18. Effective Date of Plan.

The Plan became effective on September 30, 2020, which is the date that the Plan was originally adopted by the Board (the “Effective Date”).

19. Non-Exclusivity of the Plan

Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of stock options or restricted stock otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

20. Liability of the Company.

The Company and the members of the Board shall not be liable to a Participant or any other persons as to: (a) the non-issuance or non-transfer, or any delay of issuance or transfer, of any Award Shares which results from the inability of the Company to comply with, or to obtain, or from any delay in obtaining from any regulatory body having jurisdiction, all requisite authority to issue or transfer Award Shares if counsel for the Company deems such authority reasonably necessary for lawful issuance or transfer of any such shares and, in furtherance thereof, appropriate legends may be placed on the stock certificates evidencing Award Shares to reflect such transfer restrictions; and (b) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Option or other Stock Award granted hereunder.

21. Choice of Law.

The laws of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

SECOND AMENDED AND RESTATED 2020 EQUITY INCENTIVE PLAN

OF

logiq, Inc.